Exhibit 10.1

EXECUTION VERSION

STOCK PURCHASE AGREEMENT

among

Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, solely and exclusively as trustee in the
Irrevocable Administration Trust Agreement No. F/589

and

Nacional Financiera, S.N.C., Institución de Banca de Desarrollo, Dirección Fiduciaria,
solely and exclusively as trustee in the
Irrevocable Administration Trust Agreement No. 80501

as the Sellers,

Satélites Mexicanos, S.A. de C.V.,

as the Company,

and

EchoStar Satellite Acquisition L.L.C.,

as Bidder

and

EchoStar Corporation,
for the purposes of Section 6.21 only,

as the Bidder Guarantor

Dated as of February 26, 2010

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

i

(Continued)

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(Continued)

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(Continued)

Exhibit A	Form of Joinder Agreement
Exhibit B	Form of the Third Supplemental Indenture and First Amendment of First Priority Documents
Exhibit C	Conditions of Lockup Agreement in Respect of First Priority Notes
Exhibit D	Conditions of Lockup Agreement in Respect of Second Priority Notes
Exhibit E	Form of the Third Supplemental Indenture and First Amendment of Second Priority Documents
Exhibit F	Form of Officer’s Certificate of the Buyers
Exhibit G	Form of Officer’s Certificate of the Company
Exhibit H	Form of Change of Control Payment Receipt

Annex A	Trust Documentation
Annex B	Capital Expenditures
Annex C	Bidder Public Disclosure

Schedule 1.1	Illustration of Adjusted Working Capital Calculation

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of February 26, 2010 (the “Execution Date”), among Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria (“DBM”), solely and exclusively as trustee in the Irrevocable Administration Trust Agreement No. F/589 dated November 28, 2006, and Nacional Financiera, S.N.C., Institución de Banca de Desarrollo, Dirección Fiduciaria (“FN”), solely and exclusively as trustee in the Irrevocable Administration Trust Agreement No. 80501 dated November 28, 2006 (DBM and FN, each, a “Seller”, and together, the “Sellers”), Satélites Mexicanos, S.A. de C.V., a Sociedad Anónima de Capital Variable (the “Company”), and EchoStar Satellite Acquisition L.L.C., a limited liability company organized under the Laws of Colorado (“Bidder”), and for the purposes of Section 6.21 only, EchoStar Corporation, a Nevada corporation (the “Bidder Guarantor”).

RECITALS

A.            The Sellers own 100% of the issued and outstanding Shares (as defined below).

B.            Any sale of the Shares must comply with the relevant ownership requirements and restrictions under applicable Law (as defined below).

C.            Bidder desires to purchase the Shares, but does not, as of the date of this Agreement, qualify under the relevant ownership requirements and restrictions under applicable Law to purchase the Shares.

D.            Bidder has entered into an agreement with a joint venture partner (“MXJV Partner”) to form a joint venture entity (“MXJV “) that meets all ownership requirements and restrictions under applicable Law to acquire the Shares, including, without limitation, the Ley General de Sociedades Mercantiles (the General Law of Commercial Companies of Mexico), the Ley de Inversión Extranjera (the Foreign Investment Law of Mexico) and the Ley Federal de Telecomunicaciones (the Federal Telecommunications Law of Mexico).

E.             Company desires for the MXJV to execute a joinder agreement to this Agreement in the form attached as Exhibit A hereto (the “Joinder Agreement”).

F.             Upon execution of the Joinder Agreement by MXJV, MXJV will join Bidder as a Buyer under this Agreement.

G.            The Sellers wish to sell to the Buyers, and the Buyers wish to purchase from the Sellers, the Shares.

H.            DBM executes the document herein according to the letter of instruction dated February 22, 2010 received from the Technical Committee (as defined below) according to and in full compliance with the provisions of the DBM Trust (as defined below), including pursuant to Clause 6 and Clause 11 of the DBM Trust.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1             Certain Defined Terms.  For purposes of this Agreement:

“Action” means any claim, action, suit, arbitration, audit, investigation or proceeding by or before any Governmental Authority (including any Tax Authority) or other Person.

“Actual Engineering and Operations Capital Expenditures” means aggregate expenditures for the line items “Engineering and Operating” and “Enlaces Integra, S. de R.L. de C.V.” (but not including amounts budgeted for the Enlaces teleport) as described in Annex B hereto; provided, that to the extent that the Company is able to accomplish any operating or engineering task to which such budgeted expenditure relates at a lower cost, as reasonably agreed by Bidder, the Company shall be deemed to have expended the full budgeted amount for any such items.

“Adjusted Current Assets” means the sum of (i) Accounts receivable — net, (ii) Due from related parties, (iii) Inventories — net and (iv) Deferred income taxes, each calculated in accordance with GAAP on a basis consistent with the Financial Statements.

“Adjusted Current Liabilities” means the sum of (i) Accounts payable and accrued expenses and (ii) Income tax payable, each calculated in accordance with GAAP on a basis consistent with the Financial Statements.

“Adjusted Working Capital” means Adjusted Current Assets minus Adjusted Current Liabilities, which for clarity shall be calculated as illustrated in Schedule 1.1 hereto.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.  Notwithstanding the preceding, for purposes of this Agreement, DISH Network Corporation and its Subsidiaries shall not be considered Affiliates of Bidder, MXJV or the Bidder Guarantor.

“Affiliated Group” means an affiliated group of corporations within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended through the date hereof, and Title II, Chapter VI of the Ley del Impuesto Sobre la Renta (the Mexican Income Tax Law) or any similar provision of state, local or foreign Law.

“Agent” means the Bank of New York or any successor agent acting under such capacity in accordance with and pursuant to the Agency Agreement (as such term is currently defined in the DBM Trust).

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Allocable Share” means, as to each of (i) Bidder and (ii) the MXJV, the percentage agreed to between them, provided, that the sum shall equal 100%.

“Approved Equity Sale Price” means the minimum amount payable to the Sellers for the sale of the Shares as calculated based upon the terms and conditions of the Debt Offers as approved by the Requisite Series B Consent, taking into consideration any conditions imposed by the approving Series B Directors in connection with such approval.

“Available Cash” means an amount equal to the aggregate amount of cash and cash equivalents of the Company, on a consolidated basis, as of the close of business on the Business Day preceding the Closing Date, including, without limitation, Subsidiary Cash, (i) plus (A) any amounts paid to a vendor in connection with the entry into or performance under the Satellite Construction ATP and (B) any amounts paid to a vendor in connection with the entry into or performance under the Satellite Construction Agreement, each in accordance with Section 7.3(i); and (ii) minus (A) the amount of the Professional Services Fees, (B) the amount of any insurance proceeds received by the Company or any of its Subsidiaries between the date of the Balance Sheet and the Closing, (C) any Satellite Termination Fees received by the Company and (D) the amount of any proceeds received from the sale or lease of Solidaridad 2 prior to the Closing Date; provided, however, that an amount equal to the sum of the amounts set forth on Schedule 4.11(d) of the Disclosure Schedules, as may be updated prior to the Closing, that remain unpaid as of the close of business on the Business Day preceding the Closing Date shall not be included in Available Cash.

“Available Satellite Operational Capability” means, ***

“Available Transponder Operational Capacity” means ***

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in New York City, New York or in the city of Mexico, Federal District, Mexico.

“Buyer” means each of (i) Bidder and (ii) MXJV, upon execution of the Joinder Agreement by MXJV, and references to the “Buyers” shall be to both such parties.

“Cancelled Shares” means the Series A shares and the Series B shares of the Company held by the Sellers to be cancelled on or prior to the Closing as a result of the Series N Share Conversion.

“Change of Control Transaction” means any of the following:

(i)            the acquisition of equity securities of the Company representing fifty percent (50%) or more of the outstanding voting or economic interests in the Company’s outstanding equity securities (without taking into account any equity held by or on behalf of management) or a substantial portion of the assets of the Company and its Subsidiaries, taken as a whole, by any Person or Group, other than one or more Existing Non-Satellite Holders; for purposes of determining the percentage interest acquired by a Group

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

under this clause (i), no Existing Non-Satellite Holder shall be deemed to be a member of such Group solely due to its participation in the relevant transaction; provided, however, that an Existing Non-Satellite Holder shall be deemed to be a member of such Group if such holder (A) has granted (or entered into an agreement or arrangement granting) another person in the Group that is not an Existing Non-Satellite Holder a right to vote or acquire its shares (or the economic interest therein) or (B) otherwise provided such other person with rights that would cause such person to gain “control” over the Company or the entity established to acquire its equity or assets;

(ii)           the acquisition of equity securities of the Company representing 75% or more of the outstanding voting or economic interests in the Company’s outstanding equity securities (without taking into account any equity held by or on behalf of management), or of substantially all of the assets of the Company and its Subsidiaries, taken as a whole, by any single Person that is an Existing Holder (or by two or more Existing Holders that are Affiliates); or

(iii)          the acquisition of equity securities of the Company representing, in the aggregate, 90% or more of the outstanding voting or economic interests in the Company’s outstanding equity securities (without taking into account any equity held by or on behalf of management), or of substantially all of the assets of the Company and its Subsidiaries, taken as a whole, by any two Existing Holders.

For purposes of this definition of “Change of Control Transaction”:  (i) all references to “equity securities” (other than “outstanding equity securities”) shall include any equity securities issuable upon conversion or exchange of any debt or other securities convertible into or exchangeable for equity securities (including warrants, options, or otherwise); (ii) all references to “equity securities of the Company” shall include the equity securities of any reorganized or other successor entity or entities resulting from any transaction; and (iii) any entity newly organized to effect an Internal Restructuring shall be disregarded, and the question of whether a Change of Control has occurred shall be determined by measuring the beneficial ownership of equity securities through such entity.

“Common Stock” means the ordinary, nominative Class I and Class II shares, no par value, of the Company, which Class I shares are divided into Series A shares, Series B shares and Series N shares and which Class II shares are divided into Series B shares and Series N shares.

“Company Satellite” means a satellite owned by the Company or any of its Subsidiaries as of the date of this Agreement.

“Company TAA” means each Technical Assistance Agreement relating to the Company Satellites to which the Sellers or the Company are a party.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Concessions” means any and all of the concessions granted by a Mexican Governmental Authority to the Company or any of its Subsidiaries, as in effect on the date of this Agreement, including, without limitation, all orbital concessions and all property concessions and all amendments, supplements, reinstatements, renewals and replacements thereof in effect on the date of this Agreement.

“Contract” means any agreement, contract, lease, license, arrangement or understanding.

“control”, including the terms “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies, affairs or actions of a Person, whether through the ownership of voting securities, as trustee, executor or beneficiary, as general partner or managing member, by Contract or otherwise.

“Converted Series N Shares” means the Series N shares of the Company issued at or prior to the Closing as a result of the Series N Share Conversion.

“DBM Trust” means the Irrevocable Administration Trust Agreement No. F/589 dated November 28, 2006, with DBM acting as trustee.

“DBM Trust Beneficiaries” means the Federal Government of Mexico by means of an accession instrument executed by Servicios Corporativos Satelitales, S.A. de C.V., Loral Skynet Corporation or any successor thereof, Principia, S.A. de C.V. or any successor thereof and The Bank of New York Mellon or any successor thereof.

“DDTC” means the United States Department of State Directorate of Defense Trade Controls.

“Debt Offer Documents” means all necessary and appropriate documentation in connection with the Debt Offers, including an offer to purchase, related letter of transmittal, related consent solicitation documents and all exhibits, amendments or supplements thereto for the Debt Offers.

“Debt Offers” means, collectively, the First Priority Debt Offer and the Second Priority Debt Offer.

“Deliverable Data” means all specifications, technical drawings and data, design data, test data and test results and other similar data and documentation regarding the Company Satellites provided to the Sellers, the Company or the Subsidiaries of the Company by the manufacturers of the Company Satellites and any of such manufacturers’ subcontractors, all operational and maintenance logs and similar data for the Company Satellites generated or maintained by or for the Sellers, the Company or the Subsidiaries of the Company, and all data regarding, to the Company’s Knowledge: (i) any anomalous event that could have an impact on performance or mission life of Satmex 6; and (ii) any and all other anomalies that are material, which have been identified on or experienced by any of the Company Satellites, including without limitation, the results of any material anomaly investigations.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Encumbrance” means any charge, claim, mortgage, usufructo, lien, option, pledge, security interest, third party right, assignment, hypothecation or encumbrance, or other agreement or arrangement that has the same or a similar effect to the granting of security or of any similar right of any kind (including any conditional sale or other title retention agreement), or any other limitation of ownership (whether recorded or not before the applicable Registro Público de la Propiedad or Registro Público de Comercio) or restriction of any kind.

“Equity Purchase Price” means Total Cash to be Made Available by the Buyers less (i) the Tender Price and less (ii) the Redemption Amount.

“Execution Date” has the meaning set forth in the preamble.

“Existing Holders” means (A) Trusts’ Beneficiaries as of the Execution Date; (B) Noteholders; and (C) any of their respective Affiliates.

“Existing Non-Satellite Holders” means (A) Trusts’ Beneficiaries as of the Execution Date that are not Satellite Operators; (B) Noteholders that are not Satellite Operators; and (C) any of their respective Affiliates that are not Satellite Operators.

“First Priority Debt Offer” means (i) an offer under applicable securities Laws of the United States to purchase for cash all of the outstanding First Priority Notes and (ii) the related solicitations of consents to amendments of the First Priority Documents as contemplated by the First Priority Supplemental Indenture.

“First Priority Documents” has the meaning set forth in the First Priority Indenture.

“First Priority Indenture” means the Indenture dated as of November 30, 2006, by and among the Company, the First Priority Guarantors named therein and US Bank National Association (as successor to HSBC Bank USA National Association), as trustee, as amended, supplemented or otherwise modified from time to time.

“First Priority Notes” means the First Priority Senior Secured Notes due 2011 issued by the Company pursuant to the First Priority Indenture.

“First Priority Supplemental Indenture” means the Third Supplemental Indenture and First Amendment of First Priority Documents to be entered into by and among the Company, the First Priority Guarantors party thereto and US Bank National Association, as successor to HSBC Bank USA National Association, as trustee and collateral agent, which shall be substantially in the form of Exhibit B hereto, or as amended from time to time, provided that Bidder shall have approved any such amendment that materially and adversely affects the rights of the Company under the First Priority Documents or impairs the ability of the Company to consummate the transactions contemplated hereby; and further provided that (i) any change to the First Supplemental Indenture that further amends Sections 3.1 (and related provisions of Article III), 3.2 (and related provisions of Article III), 3.4 (and related provisions of Article III), 4.5, 4.10, 4.11, 4.15, 4.16, 4.17, 4.18, 4.19, 4.21, 4.22, 4.23, 4.26, 4.28, 4.29, 4.30, 4.35, 5.1 or 5.2 of the First Priority Indenture in any way, or adds any obligations or restrictions to the First

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Priority Indenture regarding the subject matter of such sections, shall be deemed to materially and adversely affect the rights of the Company under the First Priority Documents and (ii) notwithstanding clause (i) above, (A) the amendment to the two-day minimum period for redemption notices in Sections 3.3(a) and 3.3(d) of the First Priority Indenture to reflect a notice period of any length up to and including a period of 30 days (the original minimum notice period) or (B) the deletion from the First Priority Supplemental Indenture of any amendment of Section 4.33, shall be deemed not to materially and adversely affect the rights of the Company under the First Priority Documents or impair the ability of the Company to consummate the transactions contemplated hereby.

“First Quarter Cash” means an amount equal to the aggregate amount of cash and cash equivalents of the Company, on a consolidated basis, as of March 31, 2010; (i) plus (A) any amounts paid to a vendor in connection with the entry into or performance under the Satellite Construction ATP and (B) any amounts paid to a vendor in connection with the entry into or performance under the Satellite Construction Agreement; and (ii) minus (A) the amount of the Professional Services Fees (determined based upon invoices of each of the Persons listed on Schedule 6.22 submitted on the Business Day preceding March 31, 2010 setting forth (1) fees incurred for services rendered through the close of business on the day two Business Days prior to March 31, 2010, and (2) a reasonable estimate of the fees for all services to be rendered through the Closing Date), (B) the amount of any insurance proceeds received by the Company or any of its Subsidiaries between the date of the Balance Sheet and March 31, 2010, (C) any Satellite Termination Fees received by the Company and (D) the amount of any proceeds received from the sale or lease of Solidaridad 2 prior to March 31, 2010.

“FN Trust” means the Irrevocable Administration Trust Agreement No. 80501 dated November 28, 2006, with FN acting as trustee.

“FN Trust Beneficiaries” means the Federal Government of Mexico.

“GAAP” means United States generally accepted accounting principles as in effect on the date hereof.

“Governmental Authority” means any Mexican, United States or other international, national, federal, state, municipal or local governmental, regulatory or administrative authority, agency or commission or any judicial or arbitral body (including the ITU) or other entity exercising executive, legislative, judicial, regulatory or administrative powers or functions of government.

“Group” means any group (within the meaning of Rule 13d-1 under the Securities Exchange Act of 1934) of Persons.

“Indebtedness” of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) under capital leases as determined in accordance with GAAP, (iv) for the deferred purchase price of goods or services (other than trade payables or accrued expenses in the ordinary course of business), or (v) in the nature of guarantees of the obligations described in clauses (i) and (ii) above of any other Person.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Intellectual Property” means (i) trade names, trademarks and service marks, domain names, trade dress and similar rights, and applications to register any of the foregoing, (ii) patents and patent applications, (iii) copyrights (whether registered or unregistered) and applications for registration and (iv) confidential and proprietary information, including, without limitation, trade secrets, inventions, proprietary processes and formulae, proprietary industrial models, processes, designs and methodologies, proprietary technical information, proprietary manufacturing, engineering and technical drawings and proprietary know-how.

“Internal Restructuring” means a refinancing, recapitalization or restructuring transaction, including, but not limited to, any transaction (i) in which debt securities are exchanged for equity securities, (ii) involving the issuance of new debt or equity securities (or new debt securities with equity securities or securities convertible into equity securities) or (iii) involving the incurrence of indebtedness.

“Interruption” means any period during which a Transponder fails to meet the applicable Satellite Performance Specifications and such circumstances preclude the use of the Transponder for its intended purpose.

“ITAR” means the United States International Traffic in Arms Regulations (22 C.F.R. §§ 120-130).

“Knowledge” with respect to the Company means the actual (but not constructive or imputed) knowledge of the following persons: Patricio Ernesto Northland, Luis Fernando Stein Velasco, Dionisio Manuel Tun Molina, Pablo Manzur Bernabeu, Leticia Soto Walls, Clemente Cabello Alcerreca, Laureano Alejandro Camberos Chacón, Leonardo Alvarado and John Compton as of the date of this Agreement (or, with respect to a certificate delivered pursuant to this Agreement, as of the date of delivery of such certificate) following a review of this Agreement and the Disclosure Schedules.

“Law” means any constitution, treaty, statute, law, ordinance, regulation, rule, code, Mexican official norm, injunction, judgment, decree or order of any Governmental Authority.

“Leased Real Property” means the real property leased by the Company or any of its Subsidiaries, in each case, as lessee, sublessee or assignee, together with, to the extent leased by the Company or its Subsidiaries, all buildings and other structures, facilities or Improvements located thereon and all easements, licenses, rights, options and appurtenances of the Company or any of its Subsidiaries relating to the foregoing.

“Lockup Agreement” means an agreement by a holder of First Priority Notes or Second Priority Notes to sell such notes to the Company for a specified minimum price, under which the obligation of such holder to sell such notes is subject only to the conditions set forth on Exhibit C hereto (in respect of First Priority Notes) or Exhibit D hereto (in respect of Second Priority Notes) or other conditions reasonably acceptable to Bidder.

“Loral Transponders” shall mean: (i) for Satmex 5, those transponders nominally designated 15K, 21K and 23K (36 MHz /132 Watts /Ku-band); and (ii) for Satmex 6, those

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

transponders nominally designated 21C y 23C (36 MHz /47 Watts /C-band) and 16K and 18K (36 MHz /2x 125 Watts / Ku-band).

“Material Adverse Effect” means (i) with respect to the Company, (A) any event, circumstance, change, occurrence or effect that, individually or in the aggregate, has caused or would reasonably be expected to cause a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, except to the extent any such effect results from (1) general changes or developments in any of the industries in which the Company or its Subsidiaries operate, (2) changes in global, national or regional political conditions (including the outbreak of war or acts of terrorism) or in general economic, business, regulatory, political or market conditions or in national or global financial markets, (3) changes in any applicable Laws or applicable accounting regulations or principles or interpretations thereof, (4) the announcement or pendency of this Agreement and the transactions contemplated hereby, including any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of the Company and its Subsidiaries due to the announcement and pendency of this Agreement or the identity of the parties to this Agreement, or the performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein, (5) any action taken by the Company, or which the Company causes to be taken by any of its Subsidiaries, in each case that is required by this Agreement, (6) any actions taken (or omitted to be taken) at the written request of the Buyers, (7) any failure by the Company to meet any internal projections, forecasts or revenue or earnings predictions (provided that any event, circumstance, change, occurrence or effect underlying such failure shall be taken into account in determining whether a Material Adverse Effect has occurred), (8) any loss or failure of a Company Satellite or any subsystem thereon that is not of a level that would give the Buyers a termination right under Section 8.1(f) hereof or as to which a termination right has not been exercised by the Buyers within the time period specified in that Section, or (9) any increase in the consideration offered in the Debt Offers, extension of the expiration date of the Debt Offers or other modification of the Debt Offers or the documents related thereto, provided that, to the extent any event, change or development set forth in clauses (1), (2) or (3) has a significantly disproportionate effect on the business, financial condition, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, relative to other affected Persons in similar lines of business as the Company and its Subsidiaries, such event shall be deemed to be a Material Adverse Effect, or (B) any event, circumstance, change, occurrence or effect that, individually or in the aggregate, could reasonably be expected to prevent, materially delay or materially impede the performance by the Company of its obligations under this Agreement or the consummation of the transactions contemplated hereby; (ii) with respect to either Buyer, any event, circumstance, change, occurrence or effect that, individually or in the aggregate, could reasonably be expected to prevent, materially delay or materially impede the performance by such Buyer of its obligations under this Agreement or the consummation of the transactions contemplated hereby; and (iii) with respect to either Seller, any event, circumstance, change, occurrence or effect that, individually or in the aggregate, could reasonably be expected to prevent, materially delay or materially impede the performance by such Seller of its obligations under this Agreement or the consummation of the transactions contemplated hereby.

“Mexican Tax Laws” means the Federal Fiscal Code, the Income Tax Law, the

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Flat Tax Law, the Value Added Tax, the Assets Tax Law, the Legal Requirements relating to Tax of the state or municipality where real estate is located, Import and Export Taxes Law, Customs Law, Excise Tax Law, Federal Fees Law and their respective rules and regulations thereunder and any related or subsequent legislative or administrative enactment thereof.

“Mexico” means the United Mexican States.

“Minimum Capital Expenditures” means 70% of the amounts budgeted for capital expenditures on Annex B hereto (excluding the Enlaces teleport).

“Minimum Condition” means, with respect to any Debt Offer, the condition to the Company’s obligation to consummate such Debt Offer that a specified minimum principal amount of the First Priority Notes or Second Priority Notes, as applicable, being offered to be purchased in such Debt Offer be tendered in such Debt Offer and not withdrawn.

“Minimum Engineering and Operations Capital Expenditures” means 100% of the amounts budgeted on Annex B hereto for the line items “Engineering and Operating” and “Enlaces Integra, S. de R.L. de C.V.” (but not including amounts budgeted for the Enlaces teleport); provided, however, that to the extent that the Company is able to accomplish any operating or engineering task to which such budgeted expenditure relates at a lower cost, as reasonably agreed by Bidder, the Company shall be deemed to have expended the full budgeted amount for any such items.

“Noteholders” means the holders, as of the Execution Date, of outstanding First Priority Notes and/or Second Priority Notes.

“Partial Loss” means that Available Satellite Operational Capability is (or it can be reasonably determined based on available data that Available Satellite Operational Capability will be prior to the expiration of the applicable Remaining Mission Life) less than Stated Satellite Operational Capability, as a result of one or more Transponder Failures or System Failures, where such reduction in Available Satellite Operational Capability does not result in a Total Loss.

“Permitted Encumbrance” means (i) statutory liens for current Taxes not yet due or the validity or amount of which is being contested in good faith by appropriate proceedings and, in either case, for which adequate reserves have been established, (ii) any statutory Encumbrance arising in the ordinary course of business by operation of Applicable Law with respect to an obligation or liability that is not yet due or delinquent (including Encumbrances or surety bonds securing the performance of bids, government contracts, Concessions, trade contracts, leases or statutory obligations), (iii) zoning, entitlement, conservation restriction and other land use and environmental regulations by any Governmental Authority, (iv) minor exceptions, restrictions, easements, imperfections of title, charges, rights-of-way and other Encumbrances that do not, individually or in the aggregate, materially interfere with the present use, or materially detract from the value, of the properties and assets of the Company and its Subsidiaries upon which such Encumbrances exist and (v) Encumbrances under the First and Second Priority Indentures.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Person” means an individual, corporation, civil enterprise, variable capital corporation, partnership, limited liability company, limited liability partnership, business trust, joint stock company, syndicate, natural person, joint venture, trust, association, organization or other entity, including any Governmental Authority, and including any successor, by merger or otherwise, of any of the foregoing.

“Professional Services Fees” means  amounts due from the Company to a third party that are accrued and unpaid upon the Closing (including amounts due upon the Closing), and which will be paid in accordance with Section 2.2(g), in respect of professional services rendered in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorneys’ fees and expenses, investment bankers’ fees and expenses and accountants’ fees and expenses.

“Redemption Amount” means the amount necessary, after giving effect to the consummation of the Debt Offers, to secure agreement of the holders of the First Priority Notes and Second Priority Notes to release all Encumbrances against the Company, but in no event greater than (i) the difference between (A) the aggregate principal amount of the First Priority Notes and the Second Priority Notes outstanding immediately before the closing of the Debt Offers and (B) the aggregate principal amount of the First Priority Notes and the Second Priority Notes purchased in the Debt Offers, plus (ii) any accrued and unpaid interest (plus Additional Amounts (as defined in the First Priority Indenture and the Second Priority Indenture), if any) on the aggregate principal amount of the First Priority Notes and the Second Priority Notes remaining outstanding immediately after the closing of the Debt Offers to the earliest date upon which redemption of such First Priority Notes and Second Priority Notes may occur.

“Remaining Mission Life” means the period starting on the Execution Date and ending: (i) with respect to Satmex 5, October 14, 2012; or (ii) with respect to Satmex 6, June 30, 2021.

“Representatives” means, with respect to any Person, the officers, directors, employees, agents, accountants, advisors, attorneys, bankers and other representatives of such Person.

“Requisite Bondholder Non-Disclosure Agreements” means the non-disclosure agreements entered into by holders of the majority of the aggregate outstanding principal amount of the Second Priority Notes.

“Requisite Series B Consent” means the consent of at least two (2) Series B Directors of the Company to certain actions or transactions contemplated by this Agreement, as required by the estatutos sociales (by-laws) of the Company.

“Return” means any return, declaration, report, statement, information statement and other document required to be filed with respect to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

“Revised Neutral Share Approval” means the valid official communication issued in favor of the Company between the date hereof and the Closing Date by the applicable

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Governmental Authority pursuant to Mexican applicable Laws which authorizes, or confirms its previously authorization as to, the issuance by the Company of up to 90% (ninety percent) of its capital stock in the form of inversión neutra (neutral shares) in accordance with Mexico’s Ley de Inversión Extranjera (the Foreign Investment Law of Mexico) and its regulations, as amended, and accordingly that the Series N Shares representing the Company’s Common Stock on the Closing Date are not considered for purposes of determining the percentage of direct foreign investment in the Company.

“Satellite Construction ATP” means an Authorization to Proceed Agreement, or other similar contract, such as an engineering services proposal, with a Satellite Vendor: (i) authorizing the Satellite Vendor to proceed with the procurement of those components necessary to reduce schedule risk relating to the completion of a *** satellite with at least *** transponders by the Satellite Contract Delivery Date and providing the Company or any of its Subsidiaries with specified engineering and development tasks for the first 60 days of the “Satmex 8 Satellite Program”; (ii) ***; (iii) stating that both the Company or any of its Subsidiaries and the Satellite Vendor shall promptly engage in good faith negotiations with respect to entry into the Satellite Construction Agreement but that in no event shall the Company or any of its Subsidiaries have any obligation to enter into the Satellite Construction Agreement or any other definitive agreement with the Satellite Vendor; (iv) stating that the Company’s or itsSubsidiary’s sole liability under the Satellite Construction ATP shall be ***; and (v) stating that in the event the Satellite Construction Agreement or any other definitive agreement with the Satellite Vendor is entered into, all amounts due under such agreement shall be offset by all amounts payable under the Satellite Construction ATP.

“Satellite Construction Agreement” means a definitive agreement with a Satellite Vendor: (i) for the construction of a *** satellite with at least *** transponders by the Satellite Contract Delivery Date; (ii) incorporating the terms of the Satellite Construction ATP; and (iii) specifying the liquidated damages that will apply in the event the satellite is not delivered on or prior to the Satellite Contract Delivery Date.

“Satellite Contract Delivery Date” means a contract completion date of no later than ***

“Satellite Operator” means any of: (i) Intelsat Corporation, Intelsat Ltd., Eutelsat Communications, SES S.A, Telesat Canada, Skyterra Communications Inc., Inmarsat Group Ltd., Loral Space & Communications Inc., Lockheed Martin or Boeing Co.; (ii) any other Person that derives 40% or more of its annual revenue from the sale or lease of satellite capacity or the design or manufacture of satellites; (iii) any other Person that is engaged primarily in the business of providing services that compete directly with those of the Persons identified in clause (i), with annual revenues of at least $40 million; and (iv) any Affiliate of any Person identified in clause (i), (ii) or (iii), provided, that a Person that owns voting securities of a Person identified in clause (i), (ii) or (iii), but does not possess the power to direct or cause the direction of the management or policies of such Person is not a Satellite Operator for purposes hereof.

“Satellite Performance Specifications” means the performance specifications for

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

each Company Satellite under their respective construction contracts.

“Satellite Termination Fees” means any amounts due the Company pursuant to a third party’s termination of such third party’s satellite capacity lease on Satmex 5.

“Satellite Vendor” means any of Space Systems Loral, Inc., Lockheed Martin Corporation, or Boeing Co.

“SEC Documents” means the forms, reports, statements, certifications and other documents (including all exhibits, amendments and supplements thereto) filed by the Company with the U.S. Securities and Exchange Commission since December 31, 2007.

“Second Priority Debt Offer” means (i) an offer under applicable securities Laws of the United States to purchase for cash all of the outstanding Second Priority Notes and (ii) the related solicitations of consents to amendments of the Second Priority Documents as contemplated by the Second Priority Supplemental Indenture.

“Second Priority Documents” has the meaning set forth in the Second Priority Indenture.

“Second Priority Indenture” means the Indenture dated as of November 30, 2006, by and among the Company, the Second Priority Guarantors named therein and Wells Fargo Bank, National Association, as trustee, as amended, supplemented or otherwise modified from time to time.

“Second Priority Notes” means the Second Priority Senior Secured Notes due 2013 issued by the Company pursuant to the Second Priority Indenture.

“Second Priority Supplemental Indenture” means the Third Supplemental Indenture and First Amendment of Second Priority Documents to be entered into by and among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as indenture trustee and principal paying agent, which shall be substantially in the form of Exhibit E hereto, or as amended from time to time, provided that Bidder shall have approved any such amendment that materially and adversely affects the rights of the Company under the Second Priority Documents or impairs the ability of the Company to consummate the transactions contemplated hereby; and further provided that (i) any change to the Second Supplemental Indenture that further amends Sections 3.1 (and related provisions of Article III), 3.2 (and related provisions of Article III), 3.4 (and related provisions of Article III), 3.5 (and related provisions of Article III), 4.6, 4.10, 4.11, 4.12, 4.16, 4.13, 4.14, 4.18, 4.17, 4.24, 4.25, 6.1 or 6.2 of the Second Priority Indenture in any way, or adds any obligations or restrictions to the Second Priority Indenture regarding the subject matter of such sections, shall be deemed to materially and adversely affect the rights of the Company under the Second Priority Documents and (ii) notwithstanding clause (i) above, (A) the amendment to the two-day minimum period for redemption notices in Sections 3.4(a) and 3.4(d) of the Second Priority Indenture to reflect a notice period of any length up to and including a period of 30 days (the original minimum notice period) or (B) the deletion from the Second Priority Supplemental Indenture of any amendment of Section 4.33, shall be deemed not to materially and adversely affect the rights of the Company

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

under the Second Priority Documents or impair the ability of the Company to consummate the transactions contemplated hereby.

“Series B Director” means a director of the Company appointed by the holders of Series B shares.

“Series N Share Conversion” means, subject to the Company having obtained and fully complied with the Revised Neutral Share Approval, the exchange of the necessary outstanding Series A shares of the Company and Series B shares of the Company currently held by the Sellers into the number of Series N shares of the Company necessary so that, on or prior to the Closing Date, the Series “N” shares of the Company to be acquired by the Buyers pursuant to this Agreement are validly issued and equal 90% (ninety percent) of the total issued and outstanding Common Stock of the Company; in the understanding that such Series N Share Conversion shall be carried out pursuant to the Company’s by-laws (estatutos sociales), the DBM Trust, the FN Trust and the Agency Agreement.

“Shares” means 100% of the issued and outstanding shares of Common Stock of the Company, which constitute all of the shares of the Company that are owned beneficially and of record by the Sellers.

“Stated Satellite Operational Capability” means, with respect to each Company Satellite, the product of: (i) Remaining Mission Life; and (ii) the number of Transponders on such satellite.

“Subsidiary” means, with respect to any Person, any other Person of which at least 50% of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by such first Person.

“Subsidiary Cash” means cash  held by Alterna’TV Corporation, a Delaware corporation, or any successor thereof, designated to be used as partial payment for a new satellite.

“Supplemental Indentures” means, collectively, the First Priority Supplemental Indenture and the Second Priority Supplemental Indenture.

“System Failure” means the failure of any component that supports the overall power supply, operation, and/or maneuverability of a satellite including without limitation, solar arrays, momentum wheels, earth sensors, thrusters, propulsion systems, traveling wave tube amplifiers, low noise amplifiers, and other similar equipment.

“Target Working Capital” means negative $1,962,000.

“Tax Adjustment” means an amount determined by Bidder in its sole and absolute discretion, after reasonable consultation with the Company’s tax advisors, to satisfy any and all tax liabilities or contingencies that Bidder believes may be due by the Company and its Subsidiaries as a result of the Company’s operations up to the Closing Date; provided that in no event shall the Tax Adjustment exceed $7,000,000.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Tax Authority” means the Internal Revenue Service, the Secretaría de Hacienda y Crédito Público (the Ministry of Finance and Public Credit of Mexico) and any governmental, federal, state, local or foreign authority, agency or commission which is competent to assess, impose, enforce, levy and/or collect a Tax.

“Taxes” means (i) any and all federal, state, local or foreign contributions, taxes, fees, imposts, duties and similar governmental charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority including without limitation any taxes on income, profits or gross receipts, ad valorem, value added, capital gains, sales, excise, use, real property, withholding, estimated, social security, housing fund, retirement fund, profit sharing, customs, import duties and fees and any other governmental contributions and (ii) any transferee or successor liability (including joint tax liability under Mexican Tax Laws) in respect of any items described in clause (i) above.

“Technical Committee” means the Technical Committee under the DBM Trust, as defined in Clause 12(a)(i) of the DBM Trust, and which is currently composed of the following members: Luis Rebollar Corona, Vicente Aristegui Andreve and Luis Rubio Barnetche.

“Tender Agent” means the tender agent used by the Company for the Debt Offers.

“Tender Price” means the sum of (i) the aggregate purchase price in the Debt Offers for all First Priority Notes and Second Priority Notes actually purchased pursuant to the Debt Offers plus (ii) the consent fees payable in connection with the Debt Offers.

“Total Cash to be Made Available by the Buyers” means:

(i)            $267,000,000;

(ii)           plus Available Cash up to a maximum of the lesser of (A) $107,000,000 or (B) the amount of First Quarter Cash;

(iii)          (A) plus a dollar for each dollar by which Adjusted Working Capital is greater (i.e., a less negative number or a positive number) than negative $1,864,000, or (B) minus a dollar for each dollar by which Adjusted Working Capital is less (i.e., a more negative number) than negative $2,060,000;

(iv)          minus the amount, if any, by which Actual Engineering and Operating Capital Expenditures are less than the Minimum Engineering and Operating Capital Expenditures;

(v)           minus the amount, if any, by which the aggregate capital expenditures made pursuant to Section 6.1 (for purposes of which the Minimum Engineering and Operations Capital Expenditures shall be deemed to have been made in full) are less than the Minimum Capital Expenditures;

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(vi)          minus the Tax Adjustment, if any; and

(vii)         plus half of the amount paid or payable to the Company from any sale or lease of Solidaridad 2 pursuant to an agreement entered into prior to the Closing Date (net of Taxes required to be paid or accrued as a liability under GAAP, as a consequence of such sale or lease, taking into consideration any available tax credits or deductions), which amounts shall be payable only upon receipt of any such proceeds.

“Total Loss” means that the satellite is lost or is completely destroyed or that Available Satellite Operational Capability is (or it can be reasonably determined based on available data that Available Satellite Operational Capability will be prior to the expiration of the applicable Remaining Mission Life)  or less than Stated Satellite Operational Capability as a result of one or more Transponder Failures or Systems Failures.

“Transponder” means, individually, those sets of equipment within the communications subsystem of a Company Satellite that provide a discrete path to receive communications signals from Earth, translate and amplify such signals, and transmit them to Earth (excluding (i) any transponder that is not operational as of the Execution Date and (ii) the Loral Transponders).

“Transponder Failure” means: ***

“Transponder-Year” shall mean the operation of one Transponder for one year.

“Trusts’ Beneficiaries” means the DBM Trust Beneficiaries together with the FN Trust Beneficiaries.

Section 1.2                             Table of Definitions.  The following terms have the meanings set forth in the Sections referenced below:

Definition	Location

Agreement	Preamble
Approved Consultant	6.2(b)
Balance Sheet	4.6(a)
Bidder	Preamble
Bidder Guarantor	Preamble
Closing	2.2(a)
Closing Date	2.2(a)
COFECO	3.3(b)
COFETEL	3.3(b)
Company	Preamble
Covered Parties	6.15(a)
DBM	Preamble
Determination Date	8.1(i)
Disclosure Schedules	Article III

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Definition	Location

Dispute	9.10
Employee Plans	4.10(a)
Environmental Claim	4.17(d)(i)
Environmental Laws	4.17(d)(ii)
Environmental Permits	4.17(d)(iii)
Execution Date	Preamble
Financial Statements	4.6(a)
FN	Preamble
Guaranteed Obligations	6.21
ICC Rules	9.10
Improvements	4.13(c)
Interim Financial Statements	4.6(a)
Issuing Bank	6.13(a)
ITU	4.15(b)
Joinder Agreement	Recitals
Major Fuel Deficiency	6.2(b)
Material Contracts	4.18(a)
ME	3.3(b)
MIFR	4.15(d)
MXJV	Recitals
MXJV Partner	Recitals
Permits	4.8(b)
Potential Transaction	6.17
Projected Closing Date	8.1(i)
Qualified Bank	6.13(a)
Satellite Health Data	4.15(a)
SCT	3.3(b)
Seller	Preamble
Sellers	Preamble
Termination Date	8.1(d)

ARTICLE II
PURCHASE AND SALE

Section 2.1                 Purchase and Sale of the Shares. (a) Upon the terms and subject to the conditions of this Agreement, at the Closing, the Sellers shall sell, assign, transfer, convey and deliver the Shares (and all of the Sellers’ right, title and interest therein) to the Buyers free and clear of all Encumbrances, and the Buyers shall purchase the Shares from the Sellers, for the Equity Purchase Price.  Schedule 2.1 sets forth (i) the percentage of the Equity Purchase Price to which each Seller shall be entitled and (ii) the number, class and series of Shares sold by each Seller.

(b)                                         At least five Business Days prior to the Closing Date, the Buyers shall provide to the Company and the Sellers (i) a statement of their respective Allocable

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Shares and (ii) the number, class and series of Shares being purchased by each Buyer.

Section 2.2                 Closing.The sale and purchase of the Shares shall take place at a closing (the “Closing”) to be held at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, at 10:00 A.M., local time on the fifth Business Day following the satisfaction or, to the extent permitted by applicable Law, waiver of all conditions to the obligations of the parties set forth in Article VII (other than such conditions as may, by their terms, only be satisfied at the Closing or on the Closing Date), or at such other place or at such other time or on such other date as the Sellers and the Buyers mutually may agree in writing.  The day on which the Closing takes place is referred to as the “Closing Date”.

(b)                                         Within five Business Days after March 31, 2010, and in no event later than two Business Days prior to the Closing Date, the Company shall provide to the Buyers (i) written notice of the amount of First Quarter Cash and (ii) a certificate, signed by a duly authorized officer of the Company, certifying the First Quarter Cash, computed as defined herein.  The Company shall provide Bidder with access to such working papers and other information relating to the calculation of First Quarter Cash as Bidder may reasonably request in order to confirm its reasonable agreement with such calculations.  Upon Bidder’s determination of its reasonable agreement therewith, Bidder shall deliver to the Company written confirmation of the Buyers’ agreement with the Company’s calculation of the amount of First Quarter Cash.

(c)                                         At least two Business Days prior to the Closing Date, the Company shall provide to the Buyers a statement setting forth the Adjusted Working Capital as of such date, with an estimate of any changes thereto to be made prior to the Closing Date.  The Company shall provide Bidder with access to such working papers and other information relating to the Adjusted Working Capital as Bidder may reasonably request in order to confirm its reasonable agreement with such Adjusted Working Capital statement and estimate.  Upon Bidder’s determination of its reasonable agreement therewith, Bidder shall deliver to the Company written confirmation of the Buyers’ agreement with such Adjusted Working Capital statement and estimate of changes thereto to be made prior to the Closing Date.

(d)                                         Following the close of business on the Business Day preceding the Closing Date, the Company shall provide to the Buyers (i) written notice of the amount of Available Cash, (ii) a certificate, signed by a duly authorized officer of the Company, certifying the Available Cash, computed as defined herein and (iii) a statement setting forth the Total Cash to be Made Available by the Buyers, computed as defined herein.  The Company shall provide Bidder with access to such working papers and other information relating to the calculation of Available Cash and Total Cash to be Made Available by the Buyers as Bidder may reasonably request in order to confirm its reasonable agreement with such calculations.  Upon Bidder’s determination of its reasonable agreement therewith, Bidder shall deliver to the Company written confirmation of the Buyers’ agreement with the Company’s calculation of the amount of Available Cash and Total Cash to be Made Available by the Buyers.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(e)                                         At the Closing (i) each Buyer shall deliver to each Seller its Allocable Share of the portion of the Equity Purchase Price to be delivered to such Seller in accordance with the percentages set forth on Schedule 2.1 in immediately available funds in United States dollars, by wire transfer to a bank account designated in writing by such Seller to the Buyers at least two Business Days prior to the Closing Date and (ii) the Sellers shall deliver or cause to be delivered to the Buyers the original certificates representing the Shares, duly endorsed in property in favor of the Buyers, in accordance with the statement provided pursuant to Section 2.1(b), and the books and records of the Company (which shall reflect entries evidencing, as required under applicable Law, registration of the transaction contemplated hereby) including, the Stock Registry Book (Libro de Registro de Accionistas) of the Company.  To the extent that a portion of the Equity Purchase Price consists of proceeds from the sale or lease of Solidaridad 2 received after the Closing Date, such amounts shall be paid to the Sellers within sixty (60) Business Days of receipt thereof by the Company.

(f)                                          At the Closing, each Buyer shall deliver to the Tender Agent its Allocable Share of the Tender Price in immediately available funds in United States dollars, by wire transfer to a bank account designated in writing by the Company to the Buyers at least two Business Days prior to the Closing Date.  To the extent that a portion of the Tender Price consists of proceeds from the sale or lease of Solidaridad 2 received after the Closing Date, such amounts shall be paid to the Tender Agent within sixty (60) Business Days of receipt thereof by the Company.

(g)                                         At the Closing, the Sellers and the Buyers shall cause the Company to deliver to each Person that has delivered to the Buyers the statement described in Section 6.22 the Professional Services Fees due to such Person by wire transfer to a bank account designated in writing by such Person to the Buyers at least two Business Days prior to the Closing Date.

Section 2.3                 Debt OfferThe Company shall, to the extent such consents have not been obtained prior to the date hereof, use commercially reasonably efforts to obtain, as soon as practicable after the date hereof, the requisite consents under the First Priority Indenture and the Second Priority Indenture to make and consummate the Debt Offers, shall commence the Debt Offers as soon as practicable after the requisite consents under the First Priority Indenture and the Second Priority Indenture and the approvals contemplated by Section 7.1(c)(iv) hereof have been obtained and shall extend the Debt Offers from time to time as necessary to consummate the Debt Offers simultaneously with the Closing.

(b)                                         The Company covenants and agrees that, immediately following the date on which the requisite consents are received therefor, the Company shall execute the First Priority Supplemental Indenture or the Second Priority Supplemental Indenture, as applicable.

(c)                                         The Company shall conduct the Debt Offers in a manner that does not conflict with the First Priority Indenture or the Second Priority Indenture.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
OF THE SELLERS

Except as set forth in the Disclosure Schedules attached hereto (collectively, the “Disclosure Schedules”), each of DBM and FN, solely in its capacity as trustee of the DBM Trust and the FN Trust, respectively, severally and not jointly, hereby represent and warrant to the Buyers as follows:

Section 3.1                             OrganizationSuch Seller is (a) in the case of DBM, a sociedad anónima, duly organized, validly existing and in good standing under the Laws of Mexico, authorized by the Ministry of Finance and Public Credit to act as a multiple banking institution and to perform trustee services, and (b) in the case of FN, a banco nacional de desarrollo, duly organized, validly existing and in good standing under the Laws of Mexico, authorized to act as a development banking institution and to perform trustee services; each with the necessary qualifications, power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, as well as to transfer and sell its Shares.

Section 3.2                             AuthoritySuch Seller has the corporate power and authority to execute and deliver this Agreement and, subject to the approvals described in Section 7.1(c), to perform its obligations hereunder and to consummate the transactions contemplated hereby including in accordance with the DBM Trust, the FN Trust and applicable Law.  The execution, delivery and, except for the approvals described in Section 7.1(c), performance by such Seller of this Agreement and the consummation by such Seller of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and by any and all actions, instruction letters or opinions of the Trusts’ Beneficiaries, any applicable committees or from any other Person (including the Agent) that are required under the DBM Trust and the FN Trust.  The execution, delivery and performance by such Seller of this Agreement and the consummation by such Seller of the transactions contemplated hereby are consistent and in full compliance with the purpose (fines del fideicomiso) of the DBM Trust and the FN Trust, respectively.  This Agreement has been duly executed and delivered by such Seller.  Subject to the approvals described in Section 7.1(c), this Agreement constitutes the legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

Section 3.3                             No Conflict; Required Filings and Consents (a)             Except as set forth in Schedule 3.3 of the Disclosure Schedules, the execution, delivery and performance by such Seller of this Agreement, and the consummation of the transactions contemplated hereby (including the Series N Share Conversion), do not and will not:

(i)                            conflict with or violate the DBM Trust or the FN Trust, as applicable to each Seller (or any other charter documents by which such Seller is bound);

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(ii)                           conflict with or violate any Law applicable to such Seller or by which any property or assets of such Seller (including the Shares) is bound or affected; or

(iii)                          conflict with, result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of the maturity of, give rise to any right of termination, cancellation, imposition of fees or penalties under, or require any consent of any Person pursuant to, any material Contract to which such Seller is a party or by which any of the property or assets of such Seller is bound or affected;

except, in the case of clause (iii) above, (A) to the extent that any such conflicts, violations, breaches, defaults or other occurrences would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Seller or that arise as a result of any facts or circumstances relating to the Buyers or any of their Affiliates or (B) that would be waived pursuant to the Supplemental Indentures.

(b)                                         Such Seller is not required to file, seek or obtain any material notice, authorization, approval, order, permit, action or consent of or with any Governmental Authority in connection with the execution, delivery and performance by such Seller of this Agreement or the consummation of the transactions contemplated hereby, except:  (i) any filings and notifications required to be made (A) with the Comisión Federal de Competencia (Federal Economic Competition Commission of Mexico) (the “COFECO”) under the Ley Federal de Competencia Económica (the Federal Economic Competition Law of Mexico), and its regulations, as amended and (B) under any other applicable antitrust or competition Laws; (ii) such filings with and consents of (A) the Secretaría de Comunicaciones y Transportes (the Ministry of Communications and Transportation of Mexico) (the “SCT”) with the opinion of the Comisión Federal de Telecomunicaciones (the Federal Telecommunications Commission of Mexico) (the “COFETEL”) under the Concessions and under the Ley Federal de Telecomunicaciones (the Federal Telecommunications Law of Mexico) and its regulations, as amended, (B) the Federal Communications Commission of the United States and (C) any other applicable communications Governmental Authority as may be required (including any notifications or other filings that do not require consents); (iii) the Revised Neutral Share Approval and such other filings with, clearance of and consents of the Secretaría de Economía (the Ministry of Economy of Mexico) (the “ME”) as may be required under the Ley de Inversión Extranjera (the Foreign Investment Law of Mexico) and its regulations, as amended; (iv) such filings as may be required by any applicable securities Laws; or (v) to the extent necessary as a result of any facts or circumstances relating to the Buyers or any of their Affiliates.  The Sellers may retain external legal counsel in order to review and perform any of the acts and filings referred to in clauses (i) through (iv) above (and other procedures to be carried out before the applicable Governmental Authority); provided, that all reasonable and documented fees generated by the foregoing will be paid directly by the Company in accordance with Clause 17 of the DBM Trust.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 3.4                 Shares; Trust Beneficiary Rights(a)  Shares.  Such Seller is the record holder of and holds good and valid title to the Shares set forth opposite its name in Schedule 3.4(a) of the Disclosure Schedules, free and clear of any Encumbrance.  Except as set forth in Schedule 3.4(a) of the Disclosure Schedules, such Seller has the right, authority and power to sell, assign and transfer its Shares to the Buyers.

(b)                                         DBM Trust Beneficiary Rights.  With respect to DBM, each of the DBM Trust Beneficiaries under the DBM Trust is the legitimate and, together with the other DBM Trust Beneficiaries, the sole holder of the beneficiary rights under the DBM Trust, free and clear of any Encumbrance, that appears opposite to its name in Schedule 3.4(b) of the Disclosure Schedules.  Pursuant to DBM’s books and records as of the date of this Agreement, the DBM Trust Beneficiaries under the DBM Trust have not granted any option, warrant, promise of assignment or other similar rights to purchase or acquire any beneficiary rights thereunder.

(c)                                         FN Trust Beneficiary Rights.  With respect to FN, each of the FN Trust Beneficiaries under the FN Trust is the legitimate and, together with the other FN Trust Beneficiaries, the sole holder of the beneficiary rights under the FN Trust, free and clear of any Encumbrance, that appears opposite to its name in Schedule 3.4(c) of the Disclosure Schedules.  Pursuant to FN’s books and records as of the date of this Agreement, the FN Trust Beneficiaries under the FN Trust have not granted any option, warrant, promise of assignment or other similar rights to purchase or acquire any beneficiary rights thereunder.

Section 3.5                                  LitigationThere is no Action by or against such Seller or any of its Subsidiaries pending or, to the knowledge of such Seller, threatened that could, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impede the performance by such Seller of its obligations under this Agreement or the consummation of the transactions contemplated hereby.

Section 3.6                      BrokersThe Buyers shall not be obligated to pay any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of such Seller.

(b)                                           Rubio, Villegas y Asociados, S.C., as counsel to the Company, or other legal counsel appointed by the Technical Committee will issue the written confirmation that all Permits (as defined in the DBM Trust) required to consummate the sale of the Shares have been obtained from and/or made with the proper Governmental Authorities (as defined in the DBM Trust) pursuant to Clause 11(i) of the DBM Trust.

Section 3.7                                  Information Supplied.  None of the information supplied or to be supplied by such Seller for inclusion or incorporation by reference in the Debt Offer Documents or any amendment or supplement thereto will contain, at the time the Debt Offer Documents are first published, sent or given to holders of the First Priority Notes or the Second Priority Notes and at the expiration of the Debt Offer, any incorrect or untrue statement of a material fact or

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 3.8                                  Exclusivity of Representations and WarrantiesNeither such Seller nor any of its Affiliates or Representatives is making any representation or warranty on behalf of such Seller of any kind or nature whatsoever, oral or written, express or implied, except as expressly set forth in this Article III, and such Seller hereby disclaims any such other representations or warranties.  Notwithstanding anything herein to the contrary, no representation or warranty made herein is made, or shall be deemed to be made, by or on behalf of the beneficial holders of Shares of the Company.

Section 3.9                                  Delegado Fiduciario (Fiduciary Delegate) The fiduciary delegate of each Seller has sufficient power and authority (including the necessary corporate authority) to validly execute and deliver this Agreement on its behalf and to validly bind DBM and FN, respectively, as trustees under the terms herein and pursuant to the DBM Trust and the FN Trust, as evidenced in the documents attached hereto as Annex A, and such powers, authority and corporate authorizations have not been revoked, modified or limited in any manner.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Disclosure Schedules, the Company hereby represents and warrants to the Buyers as follows:

Section 4.1                 Organization and Qualification (a)  Each of the Company and its Subsidiaries is (i) duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization as set forth in Schedule 4.1(a) of the Disclosure Schedules, and has all necessary power and authority to own, lease, license and operate its assets and properties and to carry on its business as it is now being conducted and (ii) duly qualified or licensed as a foreign entity to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except, in the case of this clause (ii), for any such failures that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

(b)                                         The Company has heretofore furnished to the Buyers a true, complete and correct copy of the certificate of incorporation and estatutos sociales (by-laws) or equivalent organizational documents, each as amended and in effect to this date, of the Company and each of its Subsidiaries.  Such certificates of incorporation, estatutos sociales (by-laws) or equivalent organizational documents are in full force and effect.

Section 4.2                             AuthorityExcept for those approvals expressly set forth in Section 7.1(c), as of the Execution Date, the Company has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution, delivery and, except for the approvals described in Section 7.1(c), performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

validly authorized by all necessary action.  This Agreement has been duly executed and delivered by the Company.  This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

Section 4.3                             No Conflict; Required Filings and Consents (a)  Except as set forth in Schedule 4.3 of the Disclosure Schedules, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Series N Share Conversion), do not and will not:

(i)                            conflict with or violate the estatutos sociales (by-laws) or other organizational documents of the Company or its Subsidiaries;

(ii)                           conflict with or violate any Law applicable to the Company or its Subsidiaries or by which any property or assets of the Company or its Subsidiaries is bound or affected; or

(iii)                          conflict with, result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of the maturity of, give rise to any right of termination, cancellation, imposition of fees or penalties under, or require any consent of any Person pursuant to, any Material Contract;

except, in the case of clause (iii) above, to the extent that any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company or that arise as a result of any facts or circumstances relating to the Buyers or any of their Affiliates.

(b)                                         The Company is not required to file, seek or obtain any material notice, authorization, approval, order, permit, action or consent of or with any Governmental Authority in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby, except:  (i) any filings and notifications required to be made (A) with COFECO under the Ley Federal de Competencia Económica (the Federal Economic Competition Law of Mexico) and its regulations, as amended and (B) under any other applicable antitrust or competition Laws; (ii) such filings with and consents of (A) the SCT with the opinion of COFETEL under the Concessions and under the Ley Federal de Telecomunicaciones (the Federal Telecommunications Law of Mexico) and its regulations, as amended, and other applicable telecommunications Laws of Mexico, (B) the Federal Communications Commission of the United States and (C) any other applicable communications Governmental Authority as may be required (including any notifications or other filings that do not require consents); (iii) the Revised Neutral Share Approval and such other filings with, clearance of, and consents of the ME as may be required under the Ley de Inversión Extranjera (the Foreign Investment Law of Mexico) and its regulations, as

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

amended; (iv) such filings as may be required by any applicable securities Laws; or (v) to the extent necessary as a result of any facts or circumstances relating to the Buyers or any of their Affiliates.

Section 4.4                             CapitalizationThe Company’s and each of its Subsidiaries’ authorized, outstanding, fully subscribed and paid capital stock is as set forth in Schedule 4.4 of the Disclosure Schedules.  All of the Company’s issued and outstanding capital stock is validly issued, fully paid and nonassessable.  The Shares constitute all of the issued and outstanding capital stock of the Company.  Except as set forth in Schedule 4.4 of the Disclosure Schedules, (a) there are no outstanding obligations, options, warrants, calls, convertible securities or any other rights (including preemptive rights), agreements, arrangements or commitments of any kind relating to the capital stock of the Company or obligating the Company to issue, deliver or sell, or cause to be delivered or sold, any shares of capital stock of, or any other interest in, the Company, (b) there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or to provide funds to, or make any investment in, any other Person, and (c) there are no agreements or understandings in effect with respect to the voting or transfer of any of the capital stock of the Company.

Section 4.5                 Equity Interests; IndebtednessNeither the Company nor any of its Subsidiaries directly or indirectly owns any equity, partnership, membership or similar interest in, or any interest convertible into, exercisable for the purchase of or exchangeable for any such equity, partnership, membership or similar interest in any other Person.

(b)                                         Except for Indebtedness described in Schedule 4.5(b) of the Disclosure Schedules, the Company and its Subsidiaries have no Indebtedness outstanding as of the date of this Agreement.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 4.6                 Financial Statements; Internal Controls; No Undisclosed Liabilities (a)  Copies of the audited consolidated balance sheet of the Company and its Subsidiaries as at December 31, 2008, December 31, 2007 and December 31, 2006, and the related audited consolidated statements of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries, together with all related notes and schedules thereto, accompanied by the reports thereon of the Company’s independent auditors (collectively referred to as the “Financial Statements”) and the unaudited consolidated balance sheet of the Company and its Subsidiaries as at September 30, 2009 (the “Balance Sheet”), and the related consolidated statements of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries, together with all related notes and schedules thereto (collectively referred to as the “Interim Financial Statements”), are attached hereto as Schedule 4.6(a) of the Disclosure Schedules.  Each of the Financial Statements and the Interim Financial Statements (i) has been prepared based on the books and records of the Company and its Subsidiaries (except as may be indicated in the notes thereto), (ii) has been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and (iii) fairly presents, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its Subsidiaries, as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein and subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments and the absence of notes that will not, individually or in the aggregate, be material.

(b)                                         The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit the preparation of the Financial Statements and Interim Financial Statements in accordance with GAAP and to maintain accountability for assets and properties of the Company and its Subsidiaries and (iii) the recorded accountability for assets and properties of the Company and its Subsidiaries is maintained at reasonable intervals and in conformity with GAAP.  Except as otherwise set forth in Schedule 4.6(b) of the Disclosure Schedules, no auditor or accountant of the Company and its Subsidiaries has issued any report or opinion in connection with the audit of the financial statements of the Company and its Subsidiaries (including the Financial Statements and the Interim Financial Statements) that contains any qualification or exception to such report or opinion that questions the treatment or classification of any item in such financial statements related to or arising from the business (including the Financial Statements and the Interim Financial Statements).

(c)                                         There are no debts, liabilities or obligations, whether accrued or unaccrued, absolute or contingent, matured or unmatured, known or unknown, asserted or unasserted, or determined or determinable, of the Company or any of its Subsidiaries (including, without limitation, any off-balance sheet arrangements as defined in Item 303(a) of Regulation S-K under the Exchange Act of 1934), other than any such debts, liabilities or obligations (i) reflected or reserved against on the Interim Financial Statements, the Financial Statements or the notes thereto, (ii) that have been incurred during the period between the date of the Balance Sheet and the date of this Agreement and

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

disclosed on Schedule 4.6(c) of the Disclosure Schedules, (iii) that have been incurred since the date of this Agreement in the ordinary course of business of the Company and its Subsidiaries, (iv) arising as a direct result of this Agreement or (v) that would not, individually or in the aggregate, be material to the business or condition of the Company.

Section 4.7                 Absence of Certain Changes or Events (a)  Except as disclosed in Schedule 4.7(a) of the Disclosure Schedules, since the date of the Balance Sheet, there has not occurred or existed any Material Adverse Effect with respect to the Company.

(b)                                         Except as disclosed in Schedule 4.7(b) of the Disclosure Schedules, since the date of the Balance Sheet there has not occurred or been taken any event, action or circumstance which would require the consent of the Buyers under Section 6.1 if such event, action or circumstance were to occur or be taken between the date of this Agreement and the Closing Date.

Section 4.8                 Compliance with Law; PermitsEach of the Company and its Subsidiaries is in compliance in all material respects with all Laws applicable to it.

(b)                                         Each of the Company and its Subsidiaries is in possession of all permits (including, without limitation, import, export, construction and operation permits), licenses, franchises, approvals, certificates, consents, waivers, Concessions, exemptions, orders, registrations, notices and any other authorizations of any Governmental Authority necessary or required for each of the Company and its Subsidiaries to own, lease and operate its properties and assets, including each Company Satellite, and to carry on its business as currently conducted (the “Permits”), except where the failure to have, or the suspension or cancellation of, any of the Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.  Each material Permit is listed on Schedule 4.8(b) of the Disclosure Schedules and is in full force and effect.  Each of the Company and its Subsidiaries is in compliance in all material respects with all such Permits.  No suspension, cancellation, modification, revocation or nonrenewal of any Permit is pending or, to the Knowledge of the Company, threatened.  All Permits are free and clear of any Encumbrance, other than Permitted Encumbrances.

(c)                                         Other than as set forth in Schedule 4.8(c) of the Disclosure Schedules, the Company is, and has been over the five-year period prior to the date of this Agreement, in full compliance with all terms of the Concessions, and the Concessions are in full force and effect.  The Company has provided to the Buyers true and correct copies of all material correspondence with the SCT relating to the Concessions over such five-year period, all of which have been provided to the Buyers in folder 12.13 of the Intralinks Workspace, titled “Project Phoenix”.  Other than as set forth in Schedule 4.8(c) of the Disclosure Schedules, to the Knowledge of the Company, no facts or circumstances exist that would cause the terms of the Concessions not to be renewed or that would otherwise cause the termination or revocation of any Concession.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

No representation or warranty is made under this Section 4.8 with respect to Taxes or environmental matters, which are covered exclusively by Sections 4.16 and 4.17, respectively.

Section 4.9                             LitigationExcept as set forth in Schedule 4.9 of the Disclosure Schedules, as of the date hereof, there is no material Action by or against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened.

Section 4.10               Employee Benefit Plans (a)  Schedule 4.10 of the Disclosure Schedules sets forth (i) a true and complete list of all employee benefit plans and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, that are maintained, contributed to or sponsored by the Company or any of its Subsidiaries for the benefit of any current or former employee, officer or director of the Company or any of its Subsidiaries and (ii) a list of all material employment, termination, severance or other Contracts pursuant to which the Company or any of its Subsidiaries currently has any obligation with respect to any current or former employee, officer or director of the Company or any of its Subsidiaries (collectively, the “Employee Plans”).  The Company has made available to the Buyers a true and complete copy of each Employee Plan and all current summary plan descriptions.

(b)                                         (i) To the Knowledge of the Company, each Employee Plan has been maintained in all material respects in accordance with its terms and the requirements of applicable Law and (ii) each of the Company and its Subsidiaries has performed all material obligations required to be performed by it under any employment agreement or Employee Plan, and to the Knowledge of the Company, is not in default under or in violation of any employment agreement or Employee Plan.

(c)                                         Except as set forth in Schedule 4.10(c) of the Disclosure Schedules, neither the Company nor any of its Subsidiaries is a party to any Contract that could, directly or in combination with other events, result, individually or in the aggregate, in the payment, acceleration or enhancement of any salary or benefit as a result of the transactions contemplated by this Agreement.  The identities of the employees to whom the payments referenced in Schedule 4.10(c) of the Disclosure Schedules will be due have been provided to the Buyers.

(d)                                         Each Employee Plan (i) has been, and is operated and administered in all material respects in accordance with its terms and in compliance with applicable Laws, (ii) if intended to qualify for special tax treatment, qualifies for such treatment, and (iii) if intended to be book-reserved, is fully book-reserved, based upon reasonable actuarial assumptions.  There are no claims pending by any employee or legal beneficiary covered under any Employee Plan.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 4.11               Employment Matters; Labor Relations (a)  The Company has provided to the Buyers a true and complete list of the name of each officer and employee of the Company and its Subsidiaries, together with each such person’s position or function, date of hire, annual base salary or wages and any incentive or bonus arrangement with respect to such person in effect on such date, and description of benefits payable to each employee.  To the Knowledge of the Company, it has not received any information that would lead it to believe that any executive officer of the Company or any of its Subsidiaries or any employee listed on Schedule 4.11(a) intends to cease to be an employee of the Company or any of its Subsidiaries, as applicable, because of the consummation of the transactions contemplated by this Agreement.

(b)                                         Except as set forth in Schedule 4.11(b) of the Disclosure Schedules, there is not in existence, nor has there been within the 12 months prior to the date hereof, any pending or, to the Knowledge of the Company, threatened (i) any strike, slowdown, stoppage, picketing, interruption of work, lockout or any other dispute or controversy with or involving a labor organization or with respect to unionization or collective bargaining, (ii) any labor-related organizational effort, election activities, or request or demand for negotiations, recognition or representation, (iii) any arbitration, administrative hearing, formal claim of unfair labor practice, other union- or labor-related Action or other formal claim, workers’ compensation formal claim, formal claim or investigation of wrongful discharge, formal claim or investigation of employment discrimination or retaliation, or claim or investigation of sexual harassment, against the Company or any of its Subsidiaries or (iv) any Action filed by a union requesting management and administration of a collective bargaining agreement.

(c)                                         Except as set forth in Schedule 4.11(c) of the Disclosure Schedules, as of the date of this Agreement and for the 12 months preceding such date, none of the Company or any of its Subsidiaries is, or within such period has been, (i) a party to or bound by any collective bargaining agreement, other agreement or understanding, work rules or practice, or arbitration award with any labor union or any other similar organization; and (ii) none of the employees are subject to or covered by any such collective bargaining agreement, other agreement or understanding, work rules or practice, or arbitration award, or are represented by any labor organization.

(d)                                         Except as set forth in Schedule 4.11(d) of the Disclosure Schedules, the consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event) entitle any employee to severance, change of control or other similar pay or benefits under, or accelerate the time of payment or vesting or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other material obligation pursuant to, any Employee Plan.

(e)                                         Except as set forth in Schedule 4.11(e) of the Disclosure Schedules, there is no Action pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries before any Governmental Authority filed by an employee or a former employee requesting reinstatement, severance, salaries or any labor

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

benefit.  There is no complaint pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries before any Governmental Authority filed by an employee or a former employee requesting payment of a specific severance due to a work-related accident.

(f)                                          The Company and its Subsidiaries are in material compliance according to the applicable Laws in connection with payment of employer’s mandatory contributions to (i) the Mexican Institute of Social Security (Instituto Mexicano del Seguro Social), (ii) the Institute for the National Fund of Housing for Employees (Instituto del Fondo Nacional de la Vivienda para los Trabajadores), and (iii) the System of Savings for Retirement (Sistema de Ahorro para el Retiro).

Section 4.12                           InsuranceSchedule 4.12 of the Disclosure Schedules sets forth a true and complete list of all insurance policies in effect as of the date of this Agreement that insure the business, operations, assets and properties of the Company and its Subsidiaries or that affect or relate to the ownership, use or operation of any of the material assets and properties of the Company and its Subsidiaries, and that have been issued to or for the benefit of the Company and its Subsidiaries, including all launch and in-orbit satellite insurance policies and the Company’s and its Subsidiaries’ officers’ and directors’ liability insurance policies.  The Company has heretofore provided the Buyers with a brief summary of the coverage and terms of each such policy as well as a copy thereof.  Each such policy is valid and binding and in full force and effect, no premiums due under any such policies have not been paid and neither the Company nor any of its Subsidiaries has received any notice of cancellation or termination in respect of any such policy or is in default under any such policy and there are no pending insurance Actions.

Section 4.13               Real Property (a)  Neither the Company nor any of its Subsidiaries owns any real property.

(b)                                         Schedule 4.13(b) of the Disclosure Schedules lists the street address of each parcel of Leased Real Property and the identity of the lessor, lessee and current occupant (if different from lessee) of each such parcel of Leased Real Property.  The Company or its Subsidiaries have a valid leasehold estate in and the right to quiet enjoyment of all Leased Real Property, free and clear of all Encumbrances, other than Permitted Encumbrances and any such exceptions that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.  Neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, any counterparty thereto, is in breach of, violation of, or (with or without notice of lapse of time or both) default under, any Contract relating to Leased Real Property to which it is a party, except for such breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.  To the Knowledge of the Company, no events or conditions exist that, with notice or lapse of time or both, would constitute a breach, violation or default by the Company or any of its Subsidiaries, or permit termination, modification or acceleration, under any Contract relating to Real Property except for such breaches, violations or defaults that would not, individually or in the aggregate, reasonably be

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

expected to have a Material Adverse Effect with respect to the Company.  The Company and its Subsidiaries do not owe any brokerage commissions with respect to any such Leased Real Property.

(c)                                         The Company and its Subsidiaries have good and valid leasehold title to all of the buildings, structures, facilities, fixtures and other improvements located on all Leased Real Property (the “Improvements”), subject to reversion to the landlord or other third party upon expiration or termination of the lease for such Leased Real Property, which shall be free and clear of all Encumbrances as of the Closing Date, except for Permitted Encumbrances.  The Improvements on the Leased Real Property are adequately maintained and are in good operating condition and repair, ordinary wear and tear excepted, for the purposes for which they are presently being used and, to the Knowledge of the Company and its Subsidiaries, there are no condemnation or appropriation proceedings pending or threatened against any of such Leased Real Property or the Improvements thereon.

(d)                                         Schedule 4.13(d) of the Disclosure Schedules lists the Concessions on real property that have been granted by the Mexican Governmental Authority to the Company to possess, use and operate the control centers in Iztapalapa, city of Mexico, Federal District, and the city of Hermosillo, in the state of Sonora, both of them in the Mexican territory.

Section 4.14               Intellectual Property (a)  Schedule 4.14(a) of the Disclosure Schedules sets forth a true and complete list of all registered Intellectual Property owned or licensed by the Company or any of its Subsidiaries and used in the Company’s or any of its Subsidiaries’ businesses.

(b)                                         To the Knowledge of the Company, the Company and its Subsidiaries own or otherwise hold valid rights to use all material Intellectual Property used in the operation of their businesses as currently conducted.

(c)                                         No material Action is pending or, to the Knowledge of the Company, threatened that asserts that the use or exploitation by the Company or any of its Subsidiaries of any Intellectual Property owned or licensed by the Company or any of its Subsidiaries infringes the Intellectual Property of any third party.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 4.15               Company Satellites (a)        Schedule 4.15(a) of the Disclosure Schedules sets forth a true and complete list, by orbital location, of each Company Satellite (listing the number and type of Transponders thereon) which are free and clear of any Encumbrance (other than Permitted Encumbrances), and for Satmex 5 and Satmex 6, the Company’s estimate of available propellant or bi-propellant.  To the extent permitted by United States export control Laws and the Company TAA in place, the Company has made available to the Buyers true and correct copies of all Deliverable Data related to the Company Satellites (operational and maintenance logs and data being available for inspection upon request at the Company’s facilities), a copy of all waivers from the Satellite Performance Specifications, a description of all material anomalies occurring and observed on the Company Satellites of which the Company has Knowledge since their respective launches and a description of all actions taken with respect thereto (collectively, the “Satellite Health Data”).  To the Knowledge of the Company, the Satellite Health Data is accurate and complete in all material respects and presents a fair depiction of the current health and operational status of the Company Satellites.  The health and operational reports to be provided to the Buyers regarding the status of the Company Satellites pursuant to Section 6.16 shall be the originals, or true and correct copies of, the health and operational reports prepared by the Company.  Except as set forth in Schedule 4.15(a) of the Disclosure Schedules, as of the date hereof, the Company has no Knowledge of material anomalies experienced by Company Satellites that are not disclosed in the Satellite Health Data.

(b)                                         Schedule 4.15(b) of the Disclosure Schedules contains a summary, by orbital location, of the status of frequency registration at the International Telecommunication Union (“ITU”), of each Company Satellite and each advanced published satellite filed on behalf of the Company, including the identity of the sponsoring administration and the frequency bands covered.  Except as set forth in Schedule 4.15(b) of the Disclosure Schedules, as of the date hereof, the Company has no Knowledge of any material and significant conflicting claim(s) with respect to its rights to use the frequency assignment(s) described in its ITU filings at any such orbital location(s).

(c)                                         Schedule 4.15(c) of the Disclosure Schedules describes the usufructo commitments made by the Company for the benefit of Loral Skynet Corporation under Articles 980 et seg. of Mexico’s Federal Civil Code with respect to the Loral Transponders. Schedule 4.15(c) of the Disclosure Schedules contains a summary, to the Company’s Knowledge, of prejudicial interferences by orbital location since January 1, 2007.  To the Company’s Knowledge, any interference events that occurred prior to January 1, 2007 are not prejudicial as of the date hereof, it being understood, however, that interference from third party transmissions may occur at any time and are beyond the control of the Company.

(d)

(i)            The Company’s existing and planned satellite networks operate or are planned to operate at three orbital slots, as follows:  (A) at 113 degrees W.L.:  Satmex 6 (corresponds to the ITU name of Solidaridad 2, and subsequently filed with the ITU under the name of Satmex 7), referred to herein as

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Satmex 6; (B) at 116.8 degrees W.L.:  Satmex 5 (corresponds to the ITU name of Morelos 2), referred to herein as Satmex 5, intended to be replaced by a Satmex 8 (corresponds to the ITU name of Satmex 8); and (C) at 114.9 degrees W.L.:  Solidaridad 2 (corresponds to the ITU name of Cansat 17), referred to herein as Solidaridad 2, intended to be replaced by Satmex 7 (corresponds to the ITU name of Mexsat 114.9 C-Ku), and referred to herein as Satmex 7.  The C-band and Ku-band payloads of such networks are referred to herein as the “Company’s Existing and Planned Networks”.

(ii)           The Company’s Existing and Planned Networks with respect to coordination:  (A) Satmex 5 has been fully coordinated in accordance with the ITU Radio Regulations and applicable Mexican laws and regulations and is recorded in the ITU Master International Frequency Register (the “MIFR”); (B) the coordination of each of Satmex 6, Solidaridad 2, Satmex 7, and Satmex 8 in accordance with the ITU Radio Regulations and applicable Mexican laws and regulations is in process, and to the Knowledge of the Company, there is no reason or circumstance that would preclude each of Satmex 6, Solidaridad 2, Satmex 7, and Satmex 8 from being fully coordinated in accordance with the ITU Radio Regulations and applicable Mexican laws and subsequently recorded in the MIFR; and (C) do not violate existing satellite operator-to-operator coordination agreements, including those with Loral Skynet, PanAmSat/Intelsat, Ltd., EchoStar, SES Americom/SES World Skies and Telesat.  To the Knowledge of the Company, there are no pending requests for coordination that could reasonably have an adverse impact on the operation of the Company’s Existing and Planned Networks (including availability of radio-frequency spectrum or operational power levels).

Section 4.16               TaxesExcept as disclosed in Schedule 4.16 of the Disclosure Schedules:

(a)                                         All Returns required by applicable Law to be filed by or with respect to the Company or its Subsidiaries have been timely filed with the appropriate Tax Authorities (taking into account any extension of time to file granted or obtained), and such Returns are true, correct and complete in all material respects.  All material Taxes shown to be payable on such Returns have been paid.  Neither the Company nor any Subsidiary currently is the beneficiary of any extension of time within which to file any material Return.

(b)                                         Neither the Company nor any of its Subsidiaries (i) is currently the subject of an Action or other examination of Taxes by the Tax Authorities of any nation, state or locality (and the Company has not received written notice that any such Action is pending or contemplated), (ii) is presently contesting the Tax liability of the Company or any of its Subsidiaries before any court, tribunal or agency, (iii) has entered into an agreement or waiver or requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of the Company or any of its Subsidiaries or (iv) has used any Tax exemption, reduction, incentive or benefit of

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

any kind granted by Tax Authorities through an administrative act.  No deficiency for any material amount of Tax has been asserted or assessed by a Governmental Authority in writing against the Company or any of its Subsidiaries that has not been satisfied by payment, settled or withdrawn.

(c)                                         No issue has been raised by any Tax Authority in any audits (or other action) of the Company or its Subsidiaries that, if raised with respect to any other period not so audited, could be expected to result in a material deficiency for any period not so audited.

(d)                                         There are no Encumbrances for Taxes on any of the properties or assets of the Company or any of its Subsidiaries other than Permitted Encumbrances.

(e)                                         All material Taxes and Tax liabilities due and payable by or with respect to the income, assets or operations of the Company and its Subsidiaries have been timely paid in full.  All Taxes not yet due and payable by the Company or any of its Subsidiaries (or any other corporation merged into or consolidated with the Company or any of its Subsidiaries) have been properly accrued on the books and records of the Company and its Subsidiaries in accordance with GAAP.

(f)                                          None of the Company or its Subsidiaries has ever (i) been a member of an Affiliated Group of corporations or (ii) been included in any “consolidated”, “unitary” or “combined” Return.

(g)                                         None of the Company or any of its Subsidiaries have executed powers of attorney with respect to Tax matters that will be outstanding as of the Closing Date.

(h)                                         All material Taxes that the Company or any of its Subsidiaries is (or was) required by Law to withhold or collect in connection with amounts paid to any employee, independent contractor, creditor, shareholder, member or other third party have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable.

(i)                                          No written claim has ever been made by any Tax Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.

(j)                                          There are no Tax sharing, allocation, indemnification or similar agreements in effect as between the Company or any of its Subsidiaries or any predecessor or Affiliate thereof and any other party (including the Sellers and any predecessors or Affiliates thereof) under which the Buyers, the Company or any of its Subsidiaries could be liable for any Taxes or other claims of any party, whether as a member of an Affiliated Group or otherwise, other than such an agreement solely among the Company and its Subsidiaries.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(k)                                         There are no Tax rulings, requests for rulings or closing agreements relating to the Company or any of its Subsidiaries that could adversely affect such Company’s or Subsidiary’s liability for Taxes for any period after the Closing.  None of the Company or its Subsidiaries has taken any action that would have the effect of deferring any material Tax liability for the Company or any of its Subsidiaries from any taxable period ending on or before the Closing to any taxable period ending after the Closing.

(l)                                          The Company and its Subsidiaries retain all tax, accounting and corporate records required by law to support any tax or accounting position, filing or claim that has been made by the Company and its Subsidiaries with respect to Taxes imposed by Mexico within the statutory period provided by Mexican Tax Laws.

Section 4.17               Environmental Matters (a)  To the Company’s Knowledge, the Company and its Subsidiaries are in material compliance with applicable Environmental Laws and Environmental Permits, and all Environmental Permits required under any Environmental Law have been obtained, have not expired and the Company has not received any written notice regarding the revocation, termination, cancellation, suspension or amendment of any Environmental Permit or alleging the Company is not in material compliance with any Environmental Permit.

(b)                                         There are no pending or, to the Company’s Knowledge, threatened material Environmental Claims that have been asserted against the Company or any of its Subsidiaries.

(c)                                         The representations and warranties contained in this Section 4.17 are the only representations and warranties being made with respect to compliance with or liability under Environmental Laws or with respect to any environmental, health or safety matter, including natural resources, related to the Company or its Subsidiaries.

(d)                                         For purposes of this Agreement:

(i)                            “Environmental Claim” means any and all Actions, liens, written notices, written complaints, or docketed legal proceedings, whether criminal, administrative or civil, against the Company or its Subsidiaries based upon, alleging, asserting, or claiming any actual or potential (A) violation of any Environmental Law, (B) violation of any Environmental Permit or (C) liability under any Environmental Law for soil or groundwater contamination and/or remediation, investigatory costs, cleanup costs, removal costs, remedial costs, response costs, natural resource damages, property damage, personal injury, fines, or penalties arising out of, based on, resulting from, or related to the presence, release, or threatened release into the environment, of any hazardous material, waste, substance or contaminant, or any components thereof.

(ii)                           “Environmental Laws” means any Laws of any Governmental Authority in effect as of the date hereof relating to pollution or protection of the environment.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(iii)                          “Environmental Permits” means all Permits required under any applicable Environmental Law to operate the Company or any of its Subsidiaries.

Section 4.18               Material Contracts (a)         Schedule 4.18 of the Disclosure Schedules lists each of the following Contracts and all amendments, modifications and supplements thereto to which the Company and its Subsidiaries are a party or by which any of their respective properties and assets are bound (such Contracts and agreements as described in this Section 4.18(a) being “Material Contracts”):

(i)                            all Contracts relating to Indebtedness;

(ii)                           all Contracts between or among the Company and its Subsidiaries, on the one hand, and the Sellers, or any officer, director or Affiliate (other than the Company or its Subsidiaries) of the Sellers, on the other hand;

(iii)                          all Contracts relating to the settlement of any material litigation or legal or regulatory proceeding pursuant to which the Company or its Subsidiaries, or the properties and assets of the Company or its Subsidiaries, is subject to any existing outstanding or potential liability;

(iv)                          all Contracts containing any provision or covenant prohibiting or limiting the ability of the Company or any of its Subsidiaries to engage in any line of business or compete with any Person or in any geographic area or during any period of time (including, without limitation, any “right of first offer”, “right of first refusal” or other similar restrictive provision or covenant);

(v)                           all material joint venture, partnership, shareholders’ or similar agreements or arrangements and all Contracts relating to any merger or other business combination;

(vi)                          all contracts relating to material Intellectual Property owned or licensed by the Company or any of its Subsidiaries;

(vii)                         all of the Company TAAs;

(viii)                        all Contracts with any employee, consultant or independent contractor of the Company or its Subsidiaries providing for a commitment of employment or rendering of services for a specified or unspecified term and all Contracts otherwise relating to employment or the rendering of services of such employees, consultants or independent contractors, or the termination thereof, including, without limitation, individual change of control, severance and similar agreements;

(ix)                           all Contracts granting powers of attorney or comparable delegations of authority by the Company or its Subsidiaries;

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(x)                            all other Contracts that provide for payment or receipt by the Company or any of its Subsidiaries of more than *** per year, including any such Contracts with customers or clients; and

(xi)                           any other Contract that is material to the Company and its Subsidiaries, taken as a whole.

(b)                                           The Company has made available to the Buyers true, correct and complete copies of each Material Contract.  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company or except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law), each Material Contract is valid and binding on the Company or the applicable Subsidiary, as the case may be, and, to the Knowledge of the Company, the counterparties thereto, and is in full force and effect.  Neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, any counterparty thereto, is in breach of, violation of, or (with or without notice of lapse of time or both) default under, any Material Contract to which it is a party, except for such breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.  To the Knowledge of the Company, no events or conditions exist that, with notice or lapse of time or both, would constitute a breach, violation or default by the Company or any of its Subsidiaries, or permit termination, modification or acceleration, under any Material Contract except for such breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

(c)                                           Schedule 4.18(c) of the Disclosure Schedules lists all amendments, modifications and supplements to Material Contracts since November 15, 2009.

Section 4.19               SEC Reports; Debt Offer Documents.

(a)                                         Except to the extent that information in any SEC Document has been revised or superseded by a subsequently filed SEC Document, (i) each of the SEC Documents complied as to form in all material respects with all applicable securities Laws and (ii) none of the SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)                                         None of the Debt Offer Documents, nor any amendment or supplement to the Debt Offer Documents, will contain, at the time the Debt Offer Documents are first published, sent or given to holders of the First Priority Notes or the Second Priority Notes and at the expiration of the Debt Offer, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

with respect to statements made or incorporated by reference therein based on information supplied in writing by the Buyers or the Sellers expressly for the purpose of being included or incorporated by reference in the Debt Offer Documents.

Section 4.20                           BrokersExcept for Perella Weinberg Partners LP, Jefferies & Company, Inc. and the Approved Bank, whose fees, commissions and expenses shall be paid by the Company at or prior to the Closing or shall be accounted for as Professional Services Fees, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with the Buyers without the intervention of any Person on behalf of the Company in such manner as to give rise to any valid claim by any Person against the Buyers or the Company for a finder’s fee, brokerage commission or similar payment.  The Buyers shall not be obligated to pay any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of the Company.  Other than the Professional Services Fees, the Company owes or is obligated to pay no other commissions, fees or expenses in connection with the preparation, negotiation and execution of this Agreement or the performance of its obligations hereunder and the transactions contemplated hereby.

Section 4.21                           Affiliate Transactions(a) There are no intercompany liabilities between the Company and any of its Subsidiaries, on the one hand, and either Seller or any DBM Trust Beneficiary or FN Trust Beneficiary, or officer, director or Affiliate of either Seller or of any DBM Trust Beneficiary or FN Trust Beneficiary, on the other, (b) neither of the Sellers, the DBM Trust Beneficiaries or the FN Trust Beneficiaries, nor any officer, director or Affiliate of either Seller or of any DBM Trust Beneficiary or FN Trust Beneficiary provides or causes to be provided any assets, services or facilities to the Company or any of its Subsidiaries and (c) neither the Company nor any of its Subsidiaries provides or causes to be provided any assets, services or facilities to either Seller, any DBM Trust Beneficiary or FN Trust Beneficiary or any officer, director or Affiliate of either Seller, the DBM Trust Beneficiaries or the FN Trust Beneficiaries.  Each of the liabilities and transactions listed therein was incurred or engaged in, as the case may be, on an arm’s-length basis.  Since the date of the Balance Sheet, all settlements of intercompany liabilities between the Company and any of its Subsidiaries, on the one hand, and either Seller or any DBM Trust Beneficiary or FN Trust Beneficiary or any such officer, director or Affiliate, on the other, have been made, and all allocations of intercompany expenses have been applied, in the ordinary course of business consistent with past practice.

Section 4.22                           Books and RecordsThe Buyers have been provided with complete and correct copies of the articles of incorporation and estatutos sociales (by-laws), as amended, of the Company and its Subsidiaries and the corporate books and records of the Company and its Subsidiaries containing a true and complete record, in all material respects, of all actions taken at all meetings and by all written consents in lieu of meetings of the shareholders, partners, board of directors, managers, committees or similar governing bodies of the Company and its Subsidiaries, including the Stock Registry Books (Libro de Registro de Accionistas), the Capital Variations Registry Books (Libro de Registro de Variaciones de Capital, the Shareholders’ Meetings Minutes Books (Libro de Registro de Actas de Asambleas) and the Board of Directors’ Meetings Minutes Book (Libro de Registro de Actas de Sesiones del Consejo de Administración).  Such minutes contain complete and accurate records of all meetings held by

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

the board of directors, the board of managers, shareholders or the partners of the Company and its Subsidiaries, as applicable, and of all actions authorized at such meetings.  The corporate books and records of the Company and its Subsidiaries have been maintained in accordance with the requirements of all applicable Laws.  The Stock Registry Books and other similar documents of the Company and its Subsidiaries as made available to the Buyers accurately and completely reflect all record transfers prior to the date hereof in the equity ownership of the Company and its Subsidiaries.  As of the date hereof, the Board of Directors of the Company is composed of the individuals identified in Schedule 4.22 of the Disclosure Schedules.

Section 4.23                           Exclusivity of Representations and WarrantiesNeither the Company nor any of its Affiliates or Representatives is making any representation or warranty on behalf of the Company of any kind or nature whatsoever, oral or written, express or implied (including, but not limited to, any relating to financial condition, results of operations, assets or liabilities of the Company and its Subsidiaries), except as expressly set forth in this Article IV and the Disclosure Schedules and in any certificate delivered pursuant to Section 7.3(c), and the Company hereby disclaims any such other representations or warranties.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE BUYERS

Each Buyer (in the case of MXJV, upon execution of the Joinder Agreement) hereby severally and not jointly represents and warrants to the Sellers and the Company as follows:

Section 5.1                             OrganizationBidder represents and warrants that it is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Colorado and has all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.  MXJV represents and warrants that it is an entity duly organized, validly existing and in good standing under the Laws of Mexico and has all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

Section 5.2                             AuthoritySuch Buyer has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action.  This Agreement has been duly and validly executed and delivered by such Buyer.  This Agreement constitutes the legal, valid and binding obligations of such Buyer, enforceable against such Buyer in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

Section 5.3                             QualificationSuch Buyer satisfies, or will satisfy (subject to Section 5.4 below and in accordance with Section 6.11 hereof) prior to the Closing, all ownership requirements and restrictions under applicable Law, including, without limitation, the Ley General de Sociedades Mercantiles (the General Law of Commercial Companies of Mexico), the Ley de Inversión Extranjera (the Foreign Investment Law of Mexico) and the Ley

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Federal de Telecomunicaciones (the Federal Telecommunications Law of Mexico) relating to the Company.

Section 5.4                 No Conflict; Required Filings and Consents (a)             The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby, do not and will not:

(i)                            conflict with or violate the certificate of incorporation or by-laws of such Buyer;

(ii)                           conflict with or violate any Law applicable to such Buyer or by which any property or assets of such Buyer is bound or affected; or

(iii)                          conflict with, result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or cause or permit the acceleration of the maturity of, or give rise to any right of termination, cancellation, imposition of fees or penalties under, or require any consent of any Person pursuant to, any material Contract to which such Buyer is a party or by which any assets and properties of such Buyer is bound or affected;

except, in the case of clause (iii) above, to the extent that any such conflicts, violations, breaches, defaults or other occurrences would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Buyer or that arise as a result of any facts or circumstances relating to the Sellers, the Company or any of their Affiliates.

(b)                                         Such Buyer is not required to file, seek or obtain any material notice, authorization, approval, order, permit, action or consent of or with any Governmental Authority in connection with the execution, delivery and performance by the Buyer of this Agreement or the consummation of the transactions contemplated hereby, except:  (i) any filings and notifications required to be made (A) with COFECO under the Ley Federal de Competencia Económica (the Federal Economic Competition Law of Mexico) and its regulations as amended and (B) under any other applicable antitrust or competition Laws; (ii) such filings with and consents of (A) the SCT with the opinion of COFETEL under the Concessions and under the Ley Federal de Telecomunicaciones (the Federal Telecommunications Law of Mexico) and its regulations as amended, and other applicable telecommunications Laws of Mexico, (B) the Federal Communications Commission of the United States and (C) any other applicable communications Governmental Authority as may be required (including any notifications or other filings that do not require consents); (iii) the Revised Neutral Share Approval and such other filings with, clearance of, and consents of the ME as may be required under the Ley de Inversión Extranjera (the Foreign Investment Law of Mexico) and its regulations, as amended; (iv) such filings as may be required by any applicable securities Laws; or (v) to the extent necessary as a result of any facts or circumstances relating to the Sellers, the Company or any of their Affiliates.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 5.5                             LitigationExcept as set forth in Schedule 5.5, as of the date hereof, there is no Action by or against such Buyer or any of its Subsidiaries pending or, to the knowledge of such Buyer, threatened that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Buyer or affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby or thereby.

Section 5.6                             FinancingSuch Buyer has sufficient funds to permit such Buyer to consummate the transactions contemplated by this Agreement.  Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that it shall not be a condition to the obligations of such Buyer to consummate the transactions contemplated hereby that such Buyer have sufficient funds for payment of its Allocable Share of the Total Cash to be Made Available by the Buyers.

Section 5.7                             BrokersExcept for Deutsche Bank Securities and Peter J. Solomon Company, the fees of which will be paid by the Buyers, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Buyers.

Section 5.8                             Investment IntentSuch Buyer is acquiring the Shares for its own account for investment purposes only and not with a view to any public distribution thereof or with any intention of selling, distributing or otherwise disposing of the Shares in a manner that would violate the Securities Act of 1933, as amended, or the rules and regulations thereunder, or any applicable securities or “blue sky” Laws.  Such Buyer agrees that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of other than in accordance with the Securities Act of 1933, as amended, or the rules and regulations thereunder, or any applicable securities or “blue sky” Laws.  Such Buyer is able to bear the economic risk of holding the Shares for an indefinite period (including total loss of its investment), and (either alone or together with its Representatives) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment.

Section 5.9                             Buyers’ Investigation and RelianceSuch Buyer is a sophisticated purchaser and has made its own independent investigation, review and analysis regarding the Company and its Subsidiaries and the transactions contemplated hereby, which investigation, review and analysis were conducted by such Buyer with expert advisors, including legal counsel, that it has engaged for such purpose.  Such Buyer is not relying on any statement, representation or warranty, oral or written, express or implied, at law or in equity, made by Seller or the Company or any of their Affiliates or Representatives in respect of the Shares, the Company, the Company’s Subsidiaries, or any of the Company’s or the Company’s Subsidiaries’ respective businesses, assets, liabilities, operations, prospects or condition (financial or otherwise), except for the representations, warranties and covenants expressly set forth in this Agreement, the Disclosure Schedules and in any certificate delivered pursuant to Section 7.3(c).  No Representative of Seller, the Company or the Company’s Subsidiaries has authority, express or implied, to make any representations, warranties or agreements, except as expressly set forth in this Agreement, and subject to the limitations provided herein.  Such Buyer acknowledges and agrees that each Seller and the Company have specifically disclaimed any such other

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

representation or warranty made by any Person.  All representations and warranties set forth in this Agreement are contractual in nature only.  Neither of the Sellers, nor the Company, nor any of their respective Affiliates or Representatives shall have any liability to such Buyer or any of its Affiliates or Representatives resulting from the use of any information, documents or materials made available to such Buyer, whether orally or in writing, in any confidential information memoranda, “data rooms”, management presentations, due diligence discussions or in any other form in expectation of the transactions contemplated by this Agreement.  Neither of the Sellers nor the Company nor any of their Affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections or forecasts involving the Company and its Subsidiaries.  Such Buyer acknowledges that there are inherent uncertainties in attempting to make such estimates, projections and forecasts and that it takes full responsibility for making its own evaluation of the adequacy and accuracy of any such estimates, projections or forecasts (including the reasonableness of the assumptions underlying any such estimates, projections and forecasts).  Such Buyer acknowledges that, should the Closing occur, such Buyer shall acquire the Company and its Subsidiaries through acquisition of the Shares without any representation or warranty, including, without limitation, any representation and warranty as to merchantability or fitness for any particular purpose of their respective assets, on an “as is” and “where is” basis, except as expressly set forth in Articles III and IV of this Agreement, the Disclosure Schedules and in any certificate delivered pursuant to clause (i) of Section 7.3(c).

ARTICLE VI
COVENANTS

Section 6.1                             Conduct of Business Prior to the ClosingBetween the date of this Agreement and the Closing Date, except as required under the Satellite Construction ATP or the Satellite Construction Agreement or as set forth in Schedule 6.1 or in any line item of the budget attached as Annex B hereto, unless Bidder shall otherwise agree in writing, the business of the Company and its Subsidiaries shall be conducted only in the ordinary course of business in all material respects consistent with past practice, and the Company and its Subsidiaries shall use their respective commercially reasonable efforts to (a) preserve the business organization of the Company and its Subsidiaries in all material respects, (b) cause the Adjusted Working Capital of the Company and its Subsidiaries to be within 5% (plus or minus) of the Target Working Capital upon the Closing; provided that any amounts paid or owed to a vendor in connection with the entry into or performance under the Satellite Construction ATP or the Satellite Construction Agreement in accordance with Section 7.3(i) shall not be counted for purposes of determining the amount of Adjusted Working Capital (and in all cases shall be deemed to be capital expenditures for purposes of this Agreement, irrespective of the treatment thereof under GAAP), (c) continue to make capital expenditures sufficient to satisfy the Minimum Capital Expenditures (including the Minimum Engineering and Operations Capital Expenditures) between the date hereof and the Closing Date and (d) comply in all material respects with all Laws applicable to the business or operations of the Company and its Subsidiaries and, following receipt of any notice from any Governmental Authority or other Person alleging any material violation of any such Law, shall promptly give the Buyers copies thereof.  Without limiting the generality of the foregoing, and except as contemplated or required by this Agreement (x) including any action taken with respect to the Debt Offers (including, without limitation, entry into any Lockup

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Agreement or any non-disclosure agreement, with holders of Notes or Shares or the Trusts’ Beneficiaries), or (y) as otherwise set forth in Schedule 6.1, in each case between the date of this Agreement and the Closing Date, without the prior written consent of Bidder (in its sole and absolute discretion), neither the Company nor any of its Subsidiaries will:

(a)                                         take any material actions that are outside of the ordinary course of business of the Company or its Subsidiaries, other than entry into the Satellite Construction ATP or the Satellite Construction Agreement in accordance with Section 7.3(i);

(b)                                         amend or otherwise change their estatutos sociales (by-laws) or other organizational documents (other than as required by Law), other than as necessary or appropriate to effect the Series N Share Conversion;

(c)                                         declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, or make any other payment on or with respect to any of its capital stock, except for dividends by any direct or indirect wholly owned Subsidiary of the Company to the Company;

(d)                                         issue, reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any ownership interest in the Company or its Subsidiaries, or make any other change with respect to the capital structure of the Company or any Subsidiary or modify any ownership interests or any option, warrant, convertible or exchangeable security or right relating thereto of or pledge or otherwise encumber any ownership interest in the Company or any Subsidiary;

(e)                                         make any changes in the lines of business in which the Company or its Subsidiaries participate or are engaged as of the date hereof;

(f)                                          acquire (whether by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, other business organization or division thereof or any assets other than in the ordinary course of business, in each case that is material, individually or in the aggregate, to the Company and its Subsidiaries taken as a whole;

(g)                                         adopt a plan of complete or partial liquidation, reorganization, dissolution, merger, consolidation or recapitalization of the Company or any of its Subsidiaries;

(h)                                           incur any Indebtedness (other than purchase money Indebtedness incurred in the ordinary course of business and accrued interest under the First Priority Notes and Second Priority Notes);

(i)                                            enter into (i) any satellite capacity Contract other than, with respect to this clause (i) only, such Contracts that are entered into in the ordinary course of business on terms consistent with past practice; provided, that any such Contract to be entered into outside of the ordinary course of business or on terms not consistent with past practice shall require the prior written consent of Bidder (not to be unreasonably withheld),

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(ii) any Contract for the purchase of a new satellite other than the Satellite Construction ATP or the Satellite Construction Agreement, which shall only be entered into in accordance with Section 7.3(i), (iii) any Contract for the sale or lease of a Company Satellite; provided, that the Company may enter into a Contract providing for the sale or lease of Solidaridad 2 upon receiving the prior written consent of the Buyers (not to be unreasonably withheld), or (iv) any other Contract with any Person other than, with respect to this clause (iv) only, Contracts that (A) are entered into in the ordinary course of its business and (B) do not impose payment obligations on the Company or its Subsidiaries of more than $500,000 and (C) do not have a term of longer than one year;

(j)                                            amend or modify in any material respect, or terminate, violate, breach or default under, any Concession;

(k)                                           amend or modify in any material respect or terminate any Material Contract;

(l)                                            with respect to capital expenditures that are not included in the budget as reflected on Annex B hereto, authorize, or make any commitment with respect to, any single capital expenditure that is in excess of $1,000,000 or capital expenditures that are, in the aggregate, in excess of $2,000,000 for the Company and its Subsidiaries taken as a whole;

(m)                                          fail to exercise any rights of renewal with respect to any material Leased Real Property that by its terms would otherwise expire;

(n)                                           (i)  grant or announce any increase in the salaries, bonuses, severance or other benefits payable by the Company or any of its Subsidiaries to any of their officers, directors or employees or (ii) grant any increase in any pension, retention, insurance or other benefit payment or arrangement (including awards, option grants or appreciation rights) made to or with any of their officers, directors or employees, other than, in each case of (i) and (ii), customary increases in the ordinary course of business consistent with past practice or to the extent that the Company or any of its Subsidiaries are contractually obligated to do so or are required to do so by applicable Law;

(o)                                           establish any compensation or benefit plan, program, policy, practice, arrangement or agreement on behalf of any individual providing services to the Company or any of its Subsidiaries, other than in the ordinary course of business consistent with past practice;

(p)                                           (i) permit any material change that is outside the ordinary course of business in (A) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice, method or policy of the Company or its Subsidiaries, or (B) any method of calculating any bad debt, contingency or other reserve of the Company or its Subsidiaries for accounting, financial reporting or Tax purposes, (ii) permit any change in the fiscal year of the Company or its Subsidiaries except as required by GAAP or (iii) take any action that could cause a change in domicile or place of residence of the Company or

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any of its Subsidiaries for tax purposes, or cause the Company or any of its Subsidiaries to be subject to Taxes in a jurisdiction to which it had not been previously subject to Taxes;

(q)                                           (i) make, change or revoke any material election (including any annual tax accounting period or method of tax accounting) relating to Taxes, (ii) settle or compromise any material claim relating to Taxes, (iii) prepare any Returns in a manner that is inconsistent with the past practice with respect to the treatment of items on such Returns, (iv) incur any liability for Taxes other than in the ordinary course of business or (v) file an amended Return or a claim for refund;

(r)                                            materially modify its collection practices for any receivable or other right to payment or its payment practices for any payable from past practices in the ordinary course of business;

(s)                                           change the orbital location of or de-orbit any Company Satellite, except that a Company Satellite may be moved or de-orbited in the case of a commercial transaction (provided that such change does not cause a Material Adverse Effect with respect to the Company; provided further that Bidder’s consent thereto has been obtained, such consent to be determined in Bidder’s sole and absolute discretion), urgent operational circumstances, such as necessitated by a major failure, a demand by a Governmental Authority requiring immediate action, or a similar requirement beyond the Company’s control;

(t)                                            dispose of or incur any Encumbrance (other than a Permitted Encumbrance) on any assets or properties of the Company or any of its Subsidiaries (including any Company Satellite) in excess of $200,000, other than (i) sales or transfers of inventory or accounts receivable in the ordinary course of business consistent with past practice, (ii) in connection with any casualty or (iii) to the extent obsolete or no longer needed;

(u)                                           voluntarily purchase, cancel, prepay or otherwise provide for a complete or partial discharge in advance of a scheduled payment date with respect to, or waive any right of the Company and its Subsidiaries under, any Indebtedness of or owing to the Company and its Subsidiaries;

(v)                                           (i) settle or compromise any pending or threatened litigation with any Person, which settlement involves equitable relief or a payment in excess of $500,000 individually or in the aggregate, which is not covered by insurance or is covered by insurance which contains a retroactive premium adjustment, (ii) initiate or join any material Action or (iii) pay, discharge or satisfy any material claim or liability other than in the ordinary course of business consistent with past practice;

(w)                                          grant any license or sublicense, or dispose of, sell, encumber or otherwise transfer any rights under or with respect to any material Intellectual Property of the Company or its Subsidiaries, other than non-exclusive licenses granted in the ordinary course of business;

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(x)                                            cancel any material insurance policies, or fail to renew any material insurance policies upon expiration or termination with substantially the same levels of coverage as the insurance afforded under the Contracts listed in Schedule 4.12 of the Disclosure Schedules, or fail to cause any and all benefits under such Contracts with respect to the business, operations, employees, properties or assets of the Company and its Subsidiaries to be paid or payable (whether before or after the date of this Agreement) to the Company and its Subsidiaries in accordance with the terms of such Contracts; provided, that if the annual premiums for such coverage and amount of insurance would exceed 100% of such current annual rate, the Company and its Subsidiaries shall provide the maximum coverage which shall then be available at an annual premium equal to 100% of such rate; or

(y)                                           enter into any Contract to do or engage in any of the foregoing.

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Section 6.2                 Covenants Regarding InformationFrom the date hereof until the Closing Date, to the extent permitted by applicable United States export control Laws and the Company TAAs in place and upon reasonable notice, the Company and its Subsidiaries shall afford the Buyers and their Representatives reasonable access to the Representatives, assets, properties and books and records (including Returns, Tax information and records) of the Company and each of its Subsidiaries, the Company and its Subsidiaries shall furnish the Buyers with all such information and data (including copies of Contracts and such other financial, operating and other data and information as the Buyers may reasonably request) and shall reasonably assist and cooperate with the Buyers and, subject to the reasonable consent of the Company as to the choice of an independent consultant, any Person who might perform any testing or have access to any information, including without limitation, any independent consultant conducting tests and confirmatory audits of the propellant or bi-propellant status and the Available Satellite Operational Capability of the Company Satellites (and shall permit the Buyers to observe such tests and audits); provided, however, that any such testing, audits and accessing or furnishing of information (other than testing conducted pursuant to Section 6.2(b)) shall be conducted at the Buyers’ expense, during normal business hours, under the supervision of the Company’s personnel and in such a manner as not to interfere with the normal operations of the Company and its Subsidiaries or with the operation or use (including by the Company’s customers) of the Company Satellites or risk harm to them; and, provided, further, that except as provided in Section 6.2(b) below, nothing herein, including any consent that may be given by the Company for the conduct of particular tests or audits, shall be deemed to bind the Company or any Seller to any conclusion that either any Buyer or consultant may derive from such testing or audits.  To the extent permitted by applicable United States export control Laws, the Company and the Sellers shall be provided with all copies of instructions, descriptions of methodology to be performed, test and audit results, all draft instructions, methodologies, reports and any other documents prepared by any Buyer or any consultant with regard to such tests and audits. Notwithstanding anything to the contrary in this Agreement, neither Company nor its Subsidiaries shall be required to disclose any information to the Buyers or their Representatives if such disclosure would, in the opinion of outside counsel for the Company, (i) jeopardize any attorney-client or other legal privilege or (ii) violate any applicable Laws, fiduciary duty or binding agreement entered into prior to the date hereof.

(b)                                         Subject to the provisions of Section 6.2(a) above, the Company shall, within 10 Business Days of the Execution Date, retain an Approved Consultant to conduct a bookkeeping audit of the Company’s calculation of available fuel propellant or bi-propellant on Satmex 5 and Satmex 6 and a thermal (pvt) measurement of the available fuel propellant or bi-propellant on Satmex 5.  As used herein, an “Approved Consultant” shall be any of: (i) Comsat Technical Services or Lockheed Martin Technical Services; (ii) the manufacturer of the applicable Company Satellite; or (iii) an Affiliate of the manufacturer of the applicable Company Satellite, which said manufacturer recommended in writing to both the Buyers and the Company as the appropriate and qualified entity to conduct such audit or testing.  The Approved Consultant shall determine, in accordance with reasonable engineering standards for professional satellite engineers, by written report to be issued to the Buyers, the Company, and the Sellers as promptly as practicable, whether, and only

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insofar as the accuracy of the audit or tests employed allow for such a determination, there is a deficiency of any amount with respect to Satmex 5 or of twenty-five percent (25%) or more with respect to Satmex 6 (a “Major Fuel Deficiency”) in the amount of propellant or bi-propellant available as compared to the amounts set forth in Schedule 4.15(a) of the Disclosure Schedules, after first deducting from the latter the amount of propellant or bi-propellant fuel required to operate the applicable Company Satellite from the date of measurement shown in such schedule to such later date as of which the Approved Consultant makes its determination of the available propellant or bi-propellant on the applicable Company Satellite.  A determination made by an Approved Consultant in accordance with this Section 6.2(b) shall be binding upon all Parties hereto for purposes of Section 8.1(f)(ii).

(c)                                         In order to facilitate the resolution of any claims made against or incurred by either Seller (as it relates to the Company and its Subsidiaries), for a period of five years after the Closing or, if shorter, the applicable period specified in the applicable Buyer’s document retention policies, such Buyer shall (i) retain the books and records relating to the Company and its Subsidiaries relating to periods prior to the Closing and (ii) afford the Representatives of either Seller reasonable access (including the right to make, at such Seller’s expense, photocopies), during normal business hours, to such books and records; provided, however, that such Buyer shall notify the Sellers in writing at least 30 days in advance of destroying any such books and records prior to the fifth anniversary of the Closing Date in order to provide the Sellers the opportunity to copy such books and records in accordance with this Section 6.2(c).

Section 6.3                             Books and RecordsThe Sellers shall prior to, or reasonably promptly after the Closing, provide to the Buyers all of the books and records of the Company and its Subsidiaries that are in the possession of the Sellers or their Representatives; provided, that the Sellers shall be entitled to retain copies of such books and records delivered to the Buyers pursuant to this Section 6.3 to the extent required by Law.

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Section 6.4                 Financial Statements and Reports; Filings (a) With respect to financial statements of the Company and its Subsidiaries for each fiscal semi-annual period and each fiscal year as are filed in an SEC Document by the Company after the date of this Agreement but before the Closing Date, as promptly as practicable upon the filing by the Company of such SEC Document containing the same (and, in the event that the Closing has not occurred on or prior to April 5, 2010, as soon as reasonably practicable but in any event no later than three Business Days prior to the Closing Date), the Company and its Subsidiaries will deliver to the Buyers true and complete copies of (in the case of any such fiscal year) the audited and (in the case of any such fiscal semi-annual period) the unaudited balance sheets and the related audited or unaudited statements of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries (including the consolidating schedules reflecting the independent financial condition and results of operations of the Company), in each case as of and for the fiscal year then ended or as of and for each such fiscal semi-annual period and the portion of the fiscal year then ended, as the case may be, together with the notes, if any, relating thereto, which financial statements shall be prepared on a basis consistent with the Financial Statements, with such changes as may be required under GAAP.

(b)                                         After the date of this Agreement but before the Closing Date, as promptly as practicable (and in no event later than 20 days from the last day of the preceding month), the Company and its Subsidiaries will deliver to the Buyers true and complete copies of final monthly consolidated financial statements of the Company and its Subsidiaries relating to the business and operations of the Company and its Subsidiaries.

(c)                                         As promptly as practicable, the Company and its Subsidiaries will deliver copies of all Permit applications and any other filings made by the Company and its Subsidiaries after the date of this Agreement and before the Closing Date with any Governmental Authority, other than publicly available SEC Documents.

Section 6.5                             Update of Disclosure Schedules The Sellers and the Company shall have the right from time to time prior to the Closing to supplement or amend the Disclosure Schedules with respect to any matter hereafter arising or discovered which if existing or known at the date of this Agreement would have been required to be set forth or described in such Disclosure Schedules and also with respect to events or conditions arising after the date hereof and prior to Closing.  Any such supplemental or amended disclosure shall have no effect on any breach of any representation or warranty made in this Agreement and shall not be deemed to have cured any such breach of representation or warranty for purposes of determining whether or not the conditions set forth in Article VII have been satisfied.  Nothing in this Agreement, including this Section 6.5, shall imply that the Sellers or the Company is making any representation or warranty as of any date other than the date of this Agreement and the Closing Date.

Section 6.6                             Notification of Certain MattersUntil the Closing, each party hereto shall promptly notify the other parties in writing of any fact, change, condition, circumstance or occurrence or nonoccurrence of any event of which it is aware that will or could reasonably be

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expected to result in any of the conditions set forth in Article VII of this Agreement becoming incapable of being satisfied.

Section 6.7                             Affiliate TransactionsExcept as set forth in Schedule 4.5(b) and Schedule 4.10(a) of the Disclosure Schedules, immediately prior to the Closing, all Indebtedness and other amounts owing under Contracts between either Seller, or any officer, director or Affiliate of either Seller, on the one hand, and the Company, on the other, will be paid in full or settled, and the Company will terminate and will use its reasonable best efforts to cause any such officer, director or Affiliate of either Seller to terminate each Contract with the Company.  After the date of this Agreement and prior to the Closing, the Company will not enter into any Contract or amend or modify any existing Contract, and will not engage in any transaction outside the ordinary course of business consistent with past practice or not on an arm’s-length basis, with the Sellers or any such officer, director or Affiliate of a Seller; provided that the entry into or amendment or modification of any such Contract shall be subject to Bidder’s prior written consent, such consent to be granted or withheld in Bidder’s sole and absolute discretion.

Section 6.8                 Debt Offers (a)      Each party will provide the Company with any information that may be reasonably requested in order to effectuate the preparation of the Debt Offer Documents.  The Company will provide each other party and their respective counsel with a reasonable opportunity to review the Debt Offer Documents prior to the time such documents are first published, sent or given to holders of the First Priority Notes and the Second Priority Notes.  The Company, the Buyers and the Sellers each agree to correct any information provided by it for use in the Debt Offer Documents that shall have become false or misleading in any material respect.

(b)                                         Upon the commencement of the Debt Offers as contemplated by Section 2.3, the Company shall publish, provide or deliver the Debt Offer Documents to holders of the First Priority Notes and Second Priority Notes as required by applicable Law.  The Debt Offers shall be conducted in compliance with applicable Law.  The Company, the Buyers and the Sellers each agree to use their respective reasonable best efforts to consummate the Debt Offers and the Company shall keep the Buyers reasonably informed of the status of the Debt Offers, including by providing the Buyers with a schedule identifying the holders of First Priority Notes and Second Priority Notes (i) who have either validly tendered their notes in the Debt Offers (and are not entitled to withdraw their tenders) or (ii) with whom Lockup Agreements have been executed, and to the extent known to the Company, the overall percentage of First Priority Notes and Second Priority Notes represented by such holders.  Subject to the terms of this Agreement and the satisfaction or earlier waiver of all the conditions of the Debt Offers as of the expiration date of the Debt Offers, the Company shall accept for payment, the First Priority Notes and Second Priority Notes validly tendered and not withdrawn pursuant to the Debt Offers simultaneously with the Closing.

Section 6.9                             No SolicitationIf this Agreement is terminated prior to Closing, each Buyer will not, and will cause its Affiliates to not, for a period of *** thereafter, without the prior written consent of the Company, solicit any person who is an employee of the Company or any of its Subsidiaries, at the date hereof or at any time hereafter that precedes such termination,

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to terminate his or her employment with the Company or its Subsidiaries unless (a) such employee shall have ceased to be an employee of the Company or its Subsidiaries for a period of ***, (b) such employee shall have responded to a general advertisement or solicitation of employment not specifically directed toward employees of the Company or its Subsidiaries or (c) such employee shall have initiated discussions with such Buyer regarding employment without having first been solicited by such Buyer or an agent of such Buyer.  Each Buyer agrees that any remedy at law for any breach by such Buyer of this Section 6.9 would be inadequate, and that the Sellers and the Company would be entitled to injunctive relief in such a case.  If it is ever held that this restriction on a Buyer is too onerous and is not necessary for the protection of the Company, such Buyer agrees that any court of competent jurisdiction may impose such lesser restrictions which such court may consider to be necessary or appropriate properly to protect the Company.

Section 6.10                           ConfidentialityEach party hereto shall hold, and shall use its reasonable best efforts to cause its Affiliates and Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (a) such Person is a Trust Beneficiary, holder of First Priority Notes or Holder of Second Priority Notes, or a Representative of any such Person, and only to the extent that the Company determines that such disclosure is reasonably necessary, (b) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental Authorities) or by other requirements of Law or the rules of any applicable securities exchange or (c) disclosed in an action or proceeding brought by a party in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party’s Representatives in connection with this Agreement or the transactions contemplated hereby and with respect to the Sellers, all documents and information concerning the Company and its Subsidiaries, except to the extent that such documents or information can be shown to have been (i) previously known by the Person receiving such documents or information, (ii) in the public domain or otherwise lawfully available to the public (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving Person or (iii) later acquired by the receiving Person from another source if the receiving Person is not aware that such source is under an obligation to another party to keep such documents and information confidential; provided, that following the Closing the foregoing restrictions will not apply to the Buyers’ use of documents and information concerning the Company and its Subsidiaries furnished by each Seller hereunder.  In the event the transactions contemplated by this Agreement are not consummated, upon the request of the other party, each party will, and will cause its Affiliates and Representatives to, promptly redeliver or cause to be redelivered or destroyed all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives.  The parties acknowledge and agree that either party may file this Agreement with the U.S. Securities and Exchange Commission, provided that: (i) prior to any such filing, the party that is filing the Agreement shall provide prior notice of such to the other party; and (ii) the parties shall use commercially reasonable efforts to agree on the portion hereof, if any, for which confidential

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treatment will be requested.  This Section 6.10 supersedes and replaces any prior confidentiality agreements or provisions binding between the parties which are hereby terminated.

Section 6.11               Consents and Filings; Further Assurances (a)               Each of the parties shall use its commercially reasonable efforts to take, or cause to be taken, all appropriate action to do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, including to, jointly or individually, as may be required (i) obtain all consents, approvals, authorizations, opinions, qualifications, orders and clearance, without limitation, of COFECO, SCT, COFETEL, and ME under the Ley Federal de Competencia Económica (the Federal Economic Competition Law of Mexico), the Concessions, the Ley Federal de Telecomunicaciones (the Federal Telecommunications Law of Mexico), the Ley de Inversión Extranjera (the Foreign Investment Law of Mexico), and any other administrative Law in Mexico or any other applicable Law as are necessary for the consummation of the transactions contemplated by this Agreement, (ii) obtain from Governmental Authorities and other Persons all other consents, approvals, authorizations, qualifications and orders as are necessary for the consummation of the transactions contemplated by this Agreement and (iii) promptly make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement required under any applicable Law.  The Company, on the one hand, and the Buyers, on the other hand, shall split the costs of all filing fees and other charges for filing under applicable Laws by all parties, other than any fees, charges or other costs associated with the addition of parties to the Company TAAs as provided in Section 6.11(c).  Notwithstanding the foregoing, nothing in this Agreement will require the Buyers or any of their Affiliates to enter into any agreement, consent decree or other commitment requiring the Buyers or any of their Affiliates to (A) divest or hold separate (whether before or after the Closing) any assets of the Buyers, the Company or its Subsidiaries, or any of their respective Affiliates, (B) litigate, pursue or defend any Action challenging any of the transactions contemplated by this Agreement as a violation of any antitrust or competition Laws or (C) take any other action that would, individually or in the aggregate, materially adversely affect either of the Buyers or any of their Affiliates.  The Company hereby agrees (and agrees to cause its Subsidiaries and their Representatives) to cooperate with Buyer and its representatives in providing all information and documents attributable to the Sellers, the Company or the Company’s Subsidiaries or relating to the business that are required under applicable Laws to submit requests for any consents, approvals, authorizations, opinions, qualifications, orders and clearances required pursuant to applicable Laws.

(b)                                         Promptly following the date hereof, the Sellers shall submit to DDTC a general correspondence letter notifying DDTC of the nature of the transactions contemplated under this Agreement, and seeking any authorizations required by the ITAR in order to consummate and make effective the transactions contemplated by this Agreement.

(c)                                         To the extent the parties deem that it is necessary to do so, the Company and the Buyers shall use commercially reasonable efforts and cooperate to effect the addition of either or both of the Buyers as a party or parties to any of the Company

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TAAs listed on Schedule 6.11(c), effective no earlier than, and conditioned upon, the Closing, provided that such action is acceptable to the U.S. sponsors of the Company TAA at issue and to DDTC.  The Buyers shall be responsible for paying all filing and administrative fees associated with such additions.

(d)                                         Each of the parties shall promptly notify the other parties of any communication it or any of its Affiliates receives from any Governmental Authority relating to the matters that are the subject of this Agreement and permit the other parties to review in advance any proposed communication by such party to any Governmental Authority.  No party to this Agreement shall agree to participate in any meeting with any Governmental Authority in respect of any filings, investigation or other inquiry unless it consults with the other parties in advance and, to the extent permitted by such Governmental Authority, gives the other parties the opportunity to attend and participate at such meeting.  Subject to Section 6.10, the parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods.  Subject to Section 6.10, the parties will provide each other with copies of all correspondence, filings or communications between them or any of their Representatives, on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to this Agreement and the transactions contemplated hereby.

Section 6.12                           Public Announcements.  The parties hereto shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statement with respect to the transactions contemplated hereby, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required to comply with any existing contractual obligation or applicable Law.

Section 6.13               Employee Matters(a)

(i)                            For a period of *** from the Closing Date, the Buyers shall, or shall cause the Company to, provide to the employees or former employees (presently entitled to benefits) of the Company or its Subsidiaries, following the Closing, compensation (including performance-based incentive compensation) and employee benefits that in the aggregate are comparable or superior to those currently provided by the Company or its Subsidiaries to their employees, and except as otherwise provided in Section 6.14, the Buyers shall, or shall cause the Company to, provide to any such employee who is terminated during such period following the Closing severance and benefits according to applicable Law.  For a period of *** from the Closing Date, except as otherwise provided in Section 6.14, the Buyers shall, or shall cause the Company or its Subsidiaries, as applicable, to, honor the terms of existing employment, severance, change of control and salary continuation agreements between the Company or any of its Subsidiaries and any current or former officer, director, employee or consultant of the Company or any of its Subsidiaries or group of such officers, directors,

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

employees or consultants, in each case, to the extent the Company or any of its Subsidiaries would have been required to perform such agreement.  ***

(b)                                         For a period of *** from the Closing Date, the Buyers shall, or shall cause the Company to, honor all unused vacation, holiday, sickness and personal days accrued by the employees of the Company or its Subsidiaries under the policies and practices of the Company and its Subsidiaries.  In the event of any change in the welfare benefits provided to any employee of the Company or any of its Subsidiaries under any plan, the Buyers shall, or shall cause the Company to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to such employees and their covered dependents under such plan (except to the extent that such conditions, exclusions or waiting periods would apply under the Company’s or such Subsidiary’s then existing plans absent any change in such welfare coverage plan) and (ii) provide each such employee and his or her covered dependents with credit for any co-payments and deductibles paid prior to any such change in coverage in satisfying any applicable deductible or out-of-pocket requirements under such new or changed plan.  The Buyers shall, or shall cause the Company to, provide each employee of the Company or its Subsidiaries with credit for all service with the Company and its Subsidiaries under each employee benefit plan, policy, program or arrangement in which such employee is eligible to participate, except to the extent that it would result in a duplication of benefits with respect to the same period of services.

(c)                                         The parties agree that the provisions of this Section 6.13 are not intended to, and do not, limit any employee-related obligations of the Company and its Subsidiaries that arise under applicable Mexican Law.

Section 6.14                           Change of Control PaymentsAt or prior to the Closing, the Company shall pay or cause to be paid all amounts payable under arrangements required to be disclosed on Schedule 4.11(d) of the Disclosure Schedules pursuant to the terms of such arrangements (without regard to enforceability or the identity of the obligor) and shall cause the individuals receiving such amounts to execute acknowledgements of their receipt thereof substantially in the form of Exhibit H attached hereto.

Section 6.15           Directors’ and Officers’ Insurance

***

Section 6.16                           Reports Concerning Company Satellites.  After the date hereof and until the Closing, as permitted by the Company TAAs in place, the Company shall continue to make the Satellite Health Data available to the Buyers and shall deliver to the Buyers (a) prompt notice of any changes to the Satellite Health Data and any material anomalies affecting the Company Satellites of which the Company has Knowledge and (b) monthly health and operational reports reflecting the performance of the Company Satellites, including any material anomalies of which the Company has Knowledge, during the preceding month.

Section 6.17                           ExclusivityThe Company and the Sellers shall immediately cease any existing discussion or negotiation with any Persons (other than the Buyers) conducted prior

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

to the date of this Agreement with respect to any proposed, potential or contemplated acquisition of the capital stock or assets and properties of the Company (any such transaction not otherwise excluded by the following clauses (i) and (ii), a “Potential Transaction”), other than discussions and negotiations (i) with Trusts’ Beneficiaries, holders of First Priority Notes, holders of Second Priority Notes and Representatives of any such Persons with respect to the transactions contemplated by this Agreement and (ii) regarding an Internal Restructuring that does not constitute a Change of Control Transaction under clause (i) of the definition thereof.  Other than as set forth in clauses (i) and (ii) of the preceding sentence, the Company and the Sellers shall refrain from taking, directly or indirectly, any action (x) to solicit or initiate the submission of any proposal or indication of interest relating to a Potential Transaction with any Person (other than the Buyers), (y) to participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, a Potential Transaction (or any proposal or indication of interest relating thereto) with any Person (other than the Buyers), or (z) to authorize, engage in or enter into any agreement or understanding (other than with the Buyers) with respect to a Potential Transaction (or any proposal or indication of interest relating thereto).

Section 6.18                           Mexican Income Tax.  Pursuant to Mexican Tax Laws, the Buyers shall withhold from the Equity Purchase Price any Taxes required by Law to be withheld from the sale of the Shares and report it to the relevant Tax Authority within the term provided for under the Mexican Tax Laws, delivering a copy of the relevant Return together with all its corresponding attachments to the Sellers within five Business Days following the date on which such payment is made to such Tax Authority.  Alternatively, where applicable by Law, if the Sellers, the DBM Trust Beneficiaries or the FN Beneficiary, as the case may be, elect to pay the Tax on the gain, then the Sellers shall within five Business Days prior to the Closing provide to Buyers (a) written notice of such election and (b) a draft of the independent accountant’s tax report for the sale of the Shares (Dictamen Fiscal por la enajenación de las acciones), and comply with all applicable requirements set forth in Mexican Tax Laws, including designation of qualified legal representatives where applicable, and pay the applicable Tax to each such Tax Authority, if any, in accordance with the applicable provisions of the Mexican Tax Laws.  If the Sellers elect to pay the Tax on the gain, the Sellers will deliver to the Buyers, within 15 Business Days following the date on which the independent accountant’s tax report for the sale of the Shares (Dictamen Fiscal por la  enajenación de las acciones) is filed with the Tax Authorities, (i) a copy of the independent accountant’s tax report for the sale of Shares (Dictamen Fiscal por la enajenación de las acciones), (ii) a copy of the notice of the election to pay the Tax on the gain duly filed before the relevant Tax Authority and where applicable, a copy of the designation of the legal representative, and (iii) a copy of the relevant Return together with all attachments where the reporting and/or payment of the Tax is evidenced.

Section 6.19                           Information Supplied. The Company shall only include in the Debt Offer Documents or any amendment or supplement thereto information about Bidder that is attached hereto as Annex C and such other information about the Buyers as the Buyers consent to in their sole and absolute discretion.  At the time the Debt Offer Documents are first published, sent or given to holders of the First Priority Notes or the Second Priority Notes and at the expiration of the Debt Offer, the information in the Debt Offer Documents provided by the Buyers for inclusion therein shall not contain any incorrect or untrue statement of a material fact

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 6.20                           Fulfillment of Conditions.  The parties hereto will each take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to their respective obligations contained in this Agreement.  After the Closing each party hereto will execute and deliver (a) such further instruments and all documents of conveyance and transfer of the Shares or (b) if applicable, any documentation or certificates required under applicable Laws for the release (finiquito) and cancellation of any Permitted Encumbrances over the assets and properties of the Company or any of its Subsidiaries, in each case, as any other party may reasonably request to effect, consummate, confirm or evidence the consummation of the transactions contemplated hereby; provided that the Buyers shall not be required to take any action that would, individually or in the aggregate, materially adversely affect either of the Buyers or any of their Affiliates.

Section 6.21                           Bidder GuarantyThe Bidder Guarantor hereby unconditionally and irrevocably guarantees to the Sellers and, prior to the Closing, the Company full and prompt payment of any and all payment obligations of the Buyers under this Agreement and any and all expenses (including attorneys’ fees) reasonably incurred by the Sellers and, prior to the Closing, the Company to enforce their rights under this Section 6.21 (the “Guaranteed Obligations”).  This is an absolute, unconditional and continuing guarantee of payment and not of collectability, and it shall remain in full force and effect until the earlier of the date on which (a) the Guaranteed Obligations have been paid in full, (b) the Closing has occurred or (c) this Agreement is terminated by a Buyer in accordance with its terms, at which time this guarantee shall terminate and be of no further force and effect.  A separate action or actions to enforce this Section 6.21 may be brought and prosecuted against the Bidder Guarantor whether or not any action is brought or prosecuted against either Buyer or any other Person or whether either Buyer or any other person is joined in any such action or actions.  The Bidder Guarantor waives promptness, diligence, notice of the acceptance of this guaranty and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of the Guaranteed Obligations and all other notices of any kind, and all suretyship defenses generally.  Notwithstanding anything contained herein to the contrary, the Bidder Guarantor shall be entitled to assert any and all defenses, including fraud and willful misconduct by the Company or any of its Affiliates, to the payment of the Guaranteed Obligations that are available to the Buyers under this Agreement.  The Bidder Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by this Agreement and that the waivers set forth in this guaranty are knowingly made in contemplation of such benefits.

Section 6.22                           Third Party Expense StatementsThe Company shall cause each of the Persons listed on Schedule 6.22 to deliver to the Buyers, following the close of business on the Business Day (a) two Business Days prior to March 31, 2010, (i) a true and complete statement setting forth the aggregate amount of the accrued and unpaid Professional Services Fees due to such Person for professional services delivered through such day and (ii) a reasonable estimate of the Professional Services Fees for all professional services to be rendered by such Person in the period from such day through the Closing Date, (b) two Business Days

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

prior to the Determination Date, as defined in Section 8.1(i) below, (i) a true and complete statement setting forth the aggregate amount of the accrued and unpaid Professional Services Fees due to such Person for professional services delivered through such day and (ii) a reasonable estimate of the Professional Services Fees for all professional services to be rendered by such Person in the period from such day through the Projected Closing Date, as defined in Section 8.1(i) below, and (c) preceding the Closing Date, a true and complete statement setting forth the aggregate amount of the Professional Services Fees due to such Person.

Section 6.23                           Approved BankThe Company will work with the Technical Committee to retain a bank that is an “Approved Bank” (as such term is currently defined in Clause 1 of the DBM Trust) for purposes of issuing the fairness opinion pursuant to Clause 11 of the DBM Trust.

Section 6.24                           MXJV Partner.Within 30 days of the Execution Date, Bidder shall use commercially reasonable efforts to: (i) cause the formation of the MXJV with the MXJV Partner; and (ii) cause the MXJV to execute the Joinder Agreement, at which time the MXJV shall become a party to, and shall be bound by, this Agreement, and all references herein to the “Buyers” shall be to Bidder and MXJV; provided, that, until the execution of the Joinder Agreement by the MXJV, all references to the “Buyers” herein shall be to Bidder.

ARTICLE VII
CONDITIONS TO CLOSING

Section 7.1                             General Conditions.  The respective obligations of the Buyers, the Sellers and the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by any party in its sole and absolute discretion (provided, that such waiver shall only be effective as to the obligations of such party):

(a)                                         No Violation.  No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent), that is then in effect and that enjoins, restrains, makes illegal or otherwise prohibits the consummation of the transactions contemplated by this Agreement or which would result in a material diminution of the benefits of the transactions contemplated by this Agreement to the Buyers.

(b)                                         Governmental Approvals.  Any waiting period (and any extension thereof) under any antitrust or competition laws applicable to the transactions contemplated by this Agreement shall have expired or shall have been terminated.  All other material consents of, approvals and actions of, or registrations, declarations or filings with, and notices to any Governmental Authority legally required for the consummation of the transactions contemplated by this Agreement, including, without limitation, the consents of, approvals and actions of, or registrations, declarations, opinions or filings and notices listed in Schedule 7.1(b), (i) shall have been duly obtained, made or given, or any related constructive approval (afirmativa ficta) shall have been confirmed by proper legal means, or any constructive disapproval (negativa ficta) shall have been duly contested and duly

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

reversed in a final and non-appealable decision when applicable consistent with Sections 6.11 and 8.1 of this Agreement, (ii) shall not include any condition that would cause a Material Adverse Effect with respect to the Company or cause a material and adverse effect with respect to the Buyers, (iii) shall not be subject to the satisfaction of any condition that has not been satisfied or waived in writing by a Governmental Authority and (iv) shall be in full force and effect.

(c)         Corporate Approvals.  All of the following corporate approvals and consents required for the consummation of the transactions contemplated by this Agreement shall have been obtained or duly waived by the corresponding parties: (i) a written recommendation from the Technical Committee of the DBM Trust to sell the Shares held by the DBM Trust, accompanied by a fairness opinion issued by an Approved Bank (as defined in the DBM Trust); (ii) a certificate from the Technical Committee of the DBM Trust to the DBM Trust confirming and instructing the DBM Trust that it may proceed with the sale of the Shares held by the DBM Trust, accompanied by the written confirmation issued by Rubio, Villegas y Asociados, S.C., as counsel to the Company, or other legal counsel appointed by the Technical Committee, stating that all Permits required to consummate the sale of the Shares have been obtained from and/or made with the proper Governmental Authorities (as defined in the DBM Trust); (iii) a notice from the DBM Trust to the FN Trust stating that all conditions set forth in the DBM Trust and in the FN Trust to sell the Shares have been satisfied, accompanied by the written confirmation issued by Rubio, Villegas y Asociados, S.C., as counsel to the Company, or other legal counsel appointed by the Technical Committee, stating that all Permits required to consummate the sale of the Shares have been obtained from and/or made with the proper Governmental Authorities (as defined in the DBM Trust); and (iv) a copy, certified by a Mexican Notary Public (copia certificada por Notario Público), of the minutes evidencing the resolutions duly and validly adopted by the board of directors of the Company reflecting (A) the approval of the terms and conditions of the Debt Offers by at least two members of the board of directors of the Company appointed by the holders of Series A shares of the Company and (B) the Requisite Series B Consent to the terms and conditions of the Debt Offers.

(d)           Third Party Consents.  All consents of third parties required for the consummation of the transactions contemplated by this Agreement listed on Schedule 7.1(d) of the Disclosure Schedules (i) shall have been obtained and be in full force and effect and (ii) shall not be subject to the satisfaction of any condition that has not been satisfied or waived.

(e)           Debt Offer Consents.  At or prior to the Closing Date, the requisite consents under the First Priority Indenture and the Second Priority Indenture shall have been received in order to permit the making and consummation of the Debt Offers on the Closing Date, and to permit the Company and the trustees under the First Priority Indenture and the Second Priority Indenture to execute and deliver the First Priority Supplemental Indenture and the Second Priority Supplemental Indenture, respectively, also on or before the Closing Date.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(f)                                                                                                                                    Satellite Transfer Approval.  The Company shall have obtained United States government approval for transfer and export of the Company Satellites and any other assets and properties, as applicable, by the Company to the Buyers, if required pursuant to the ITAR, and as issued by the DDTC.

(g)                                                                                                                                 Mexican Foreign Investment Regulations.  The consummation by the parties hereto of the transactions contemplated by this Agreement shall not be prohibited by, or be subject to the satisfaction of any condition that has not been satisfied or waived under (i) applicable Mexican Law (including foreign investment regulations), (ii) the Revised Neutral Share Approval or (iii) the DBM Trust.

(h)                                                                                                                                 No Litigation.  No Action by any Governmental Authority shall have been instituted or threatened which questions or challenges the validity of, or seeks to enjoin, the consummation of the transactions contemplated by this Agreement.

Section 7.2                                      Conditions to Obligations of the Sellers and the Company The obligations of the Sellers and the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by the Sellers and the Company in their sole and absolute discretion:

(a)                                                                                                                            Representations and Warranties; Covenants.  The representations and warranties of the Buyers contained in this Agreement or any certificate delivered pursuant hereto shall be true and correct both when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, except where the failure to be so true and correct (without giving effect to any limitation or qualification as to “materiality” (including the word “material”) or “Material Adverse Effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Buyers.  The Buyers shall have performed in all material respects all obligations and agreements and complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

(b)                                                                                                                           Officers’ and Secretaries’ Certificates.  The Sellers and the Company shall have received (i) an officer’s certificate from each of the Buyers, dated the Closing Date and signed by a duly authorized officer of such Buyer substantially in the form attached hereto as Exhibit F, pursuant to which such officer certifies that the conditions described in Section 7.1(g)(i) and this Section 7.2 with respect to such Buyer have been satisfied and (ii) a secretary’s certificate from each of the Buyers, dated as of the Closing Date and signed by its secretary, certifying as to such Buyer’s incumbent officers, organizational documents, good standing and due authorization.

Section 7.3                                      Conditions to Obligations of the Buyers The obligations of the Buyers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by the Buyers in their sole and absolute discretion:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(a)                                                                                                                            Representations and Warranties; Covenants.  The representations and warranties of the Sellers and the Company contained in this Agreement or any certificate delivered pursuant hereto shall be true and correct both when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, except where the failure to be so true and correct (without giving effect to any limitation or qualification as to “materiality” (including the word “material”) or “Material Adverse Effect” set forth therein) would not, individually or in the aggregate, (i) with respect to the Company, reasonably be expected to have a Material Adverse Effect on the Company or (ii) with respect to either Seller, reasonably be expected to have a Material Adverse Effect on such Seller.  The Sellers and the Company shall have performed in all material respects all obligations and agreements and complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing (and shall have complied in all respects with the covenants set forth in Section 6.1(c), (h) and (l)).

(b)                                                                                                                           Material Adverse Effect.  Since the date of this Agreement there shall not have occurred a Material Adverse Effect with respect to the Company.

(c)                                                                                                                            Officer’s and Secretary’s Certificates.  The Buyers shall have received (i) an officer’s certificate from the Company, dated the Closing Date and signed by a duly authorized officer of the Company substantially in the form attached hereto as Exhibit G, pursuant to which such officer certifies that the conditions described in Sections 7.1(c) through 7.1(g) and this Section 7.3 with respect to the Company have been satisfied and (ii) a secretary’s certificate from the Company, dated as of the Closing Date and signed by its secretary, certifying as to the incumbent officers and due authorization of the Company and the organizational documents and good standing of each of the Company and its Subsidiaries, as well as setting forth the Company’s authorized, outstanding, fully subscribed and paid Common Stock after giving effect to the Series N Share Conversion.

(d)                                                                                                                           Ancillary Documents.  The Sellers shall have delivered to the Buyers (i) a copy, certified by a Mexican Notary Public (copia certificada por Notario Público), of the minutes evidencing the resolutions duly and validly adopted by the board of directors of the Company approving the Debt Offers and redemption of debt according to the terms of this Agreement, (ii) a copy, certified by a Mexican Notary Public, of the instruction letters, consents or opinions or certificates issued by the Trusts’ Beneficiaries, any committees or from any other Person (in each case as may be required by each of the FN Trust and the DBM Trust) confirming to each of FN and DBM, in their capacity of trustee thereunder, the duly and validly adopted decision, instruction or opinion to execute this Agreement, carry out all acts necessary to transfer the Shares and to carry out all acts to consummate the transactions contemplated under this Agreement (including, without limitation, all actions necessary to undertake the Series N Share Conversion) (iii) a copy, certified by a Mexican Notary Public (copia certificada por Notario Público), of the minutes evidencing the resolutions duly and validly adopted by the competent shareholders’ meeting of the Company approving, by the requisite vote of shareholders to authorize such actions (or by unanimous written consent of the shareholders): (A) the amendment to the Company’s by-

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

laws (estatutos sociales) so that the former comply with any conditions or requirements set forth in the Revised Neutral Share Approval; (B) the Series N Share Conversion, including the resulting cancellation of the share certificates representing the Cancelled Shares and the issuance of the newly issued, fully subscribed and paid Converted Series N Shares in favor of the applicable Seller so that immediately following the Series N Share Conversion, pursuant to applicable Law, the remaining Series A Shares shall represent 51% of the voting Common Stock of the Company and five point one percent (5.1%) of the economic rights of the total issued and outstanding Common Stock of the Company and the Series B Shares shall represent forty-nine percent (49%) of the voting Common Stock of the Company and four point nine percent (4.9%) of the economic rights of the total issued and outstanding Common Stock of the Company; and (C) the registration of the Series N Share Conversion in the Stock Registry Book (Libro de Registro de Accionistas) of the Company; provided, however, that the resolutions taken by such shareholders’ meeting (or unanimous written consent) approving the matters set forth in items (B) and (C) of this clause (iii) shall be subject to the occurrence of the Closing, (iv) the cancellation by the Secretary of the Board of the original share certificates evidencing the Cancelled Shares, (v) the issuance by the Company of the original certificates representing the Converted Series N Shares in favor of the relevant Sellers, (vi) the registration of the Series N Share Conversion in the Stock Registry Book (Libro de Registro de Accionistas) of the Company, and (vii) the original certificates representing the Shares of the Company duly endorsed in property in favor of the Buyers, in accordance with Schedule 2.1, and the books and records of the Company, which shall reflect entries evidencing, as required under applicable Law, registration of the transfer of the Shares to the Buyers contemplated hereby, in particular, the Stock Registry Book (Libro de Registro de Accionistas) of the Company.

(e)                                                                                                                            Indentures.  The First Priority Supplemental Indenture and the Second Priority Supplemental Indenture shall have been entered into and shall have become effective (or shall become effective upon Closing) in accordance with their respective terms.

(f)                                                                                                                                    First Quarter Cash; Available Cash.  Within five Business Days after March 31, 2010, the Buyers shall have received, from the relevant banking and other financial institutions in which the Company maintains its bank accounts, written confirmation reasonably satisfactory to the Buyers of the amount of the First Quarter Cash.  On the Closing Date, the Buyers shall have received, from the relevant banking and other financial institutions in which the Company maintains its bank accounts, written confirmation reasonably satisfactory to the Buyers that, immediately prior to the Closing, the Company and its Subsidiaries possess an aggregate amount of cash and cash equivalents equal to the amounts set forth in the certificate being delivered in accordance with Section 2.2(d).  The parties agree that “screen shots” showing such account balances as of March 31, 2010 and the Closing Date or such other means of validation as may be mutually agreed upon by the Company and Bidder shall be deemed to be satisfactory written confirmation of such cash and cash equivalent amounts.

(g)                                                                                                                                 Redemption Amount.  After giving effect to (i) consummation of the Debt Offers, (ii) payment of the Tender Price and (iii) the payment of the Approved Equity

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Sale Price, the remaining portion of Total Cash to be Made Available by the Buyers shall be not less than the Redemption Amount.

(h)                                                                                                                                 Tax Election.  If the Sellers, the DBM Trust Beneficiaries or the FN Beneficiary, as the case may be, elect to pay the Tax on the gain, as described in Section 6.18, the Sellers shall have delivered within five Business Days prior to the Closing to Buyers (1) written notice of such election and (2) a draft of the independent accountant’s tax report for the sale of the Shares (Dictamen Fiscal por la enajenación de las acciones).  If this information is not received by the Buyers, the Buyers shall withhold from the Equity Purchase Price any Taxes as if Sellers had not elected to be taxed on the gain.

(i)                                                                                                                                     Satellite Construction.  The Company: (i) shall have provided Bidder the opportunity, but not the obligation, to participate in any and all negotiations and discussions with the Satellite Vendor with respect to the design of the satellite and with respect to the terms of the Satellite Construction ATP and the Satellite Construction Agreement; and (ii) shall not have entered into the Satellite Construction ATP or the Satellite Construction Agreement unless such agreement is in a form satisfactory to Bidder in Bidder’s sole and absolute discretion.

(j)                                                                                                                                     Fuel Test.  The Company shall have caused an Approved Consultant to complete the actions set forth in Section 6.2(b).

ARTICLE VIII
TERMINATION

Section 8.1                                      Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)                                                                                                                            by mutual written consent of the Buyers, the Sellers and the Company;

(b)                                                                                                                           (i) by the Sellers or the Company, if either Buyer breaches or fails to perform in any respect any of its representations, warranties or covenants contained in this Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Sections 7.1 or 7.2, (B) cannot be or has not been cured within 15 days following delivery of written notice by either Seller or the Company of such breach or failure to perform and (C) has not been waived by the Sellers and the Company or (ii) by the Buyers, if either Seller or the Company breaches or fails to perform in any respect any of its representations, warranties or covenants contained in this Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Sections 7.1 or 7.3, (B) cannot be or has not been cured within 15 days following delivery of written notice by either Buyer of such breach or failure to perform and (C) has not been waived by the Buyers;

(c)                                                                                                                            (i) by the Sellers or the Company, if any of the conditions set forth in Section 7.1 or Section 7.2 shall have become incapable of fulfillment prior to the date that is 180 days after the Execution Date or (ii) by the Buyers, if any of the conditions set forth

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

in Section 7.1 or Section 7.3 shall have become incapable of fulfillment prior to the date that is 180 days after the Execution Date; provided, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available if the failure of the party (in the case of the Sellers, including for this purpose the Company) so requesting termination to fulfill any obligation under this Agreement shall have been the cause of the failure of such condition to be satisfied on or prior to such date;

(d)                                                                                                                           by any of the Sellers, the Company or Bidder if the Closing shall not have occurred by the date that is 270 days after the Execution Date  (the “Termination Date”); provided, that the right to terminate this Agreement under this Section 8.1(d) shall not be available if the failure of the party (in the case of the Sellers, including for this purpose the Company) so requesting termination to fulfill any obligation under this Agreement shall have been the cause of the failure of the Closing to occur on or prior to such date;

(e)                                                                                                                            by any of the Sellers, the Company or the Buyers in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other Action shall have become final and nonappealable; provided, that the party so requesting termination shall have complied with Section 6.11;

(f)                                                                                                                              by Bidder in the event that: (i) either Satmex 5 or Satmex 6 suffers: (A) a Total Loss; or (B) a Partial Loss resulting in a reduction in Available Satellite Operational Capability as follows: (1) with respect to Satmex 5, any reduction; or (2) with respect to Satmex 6, a reduction of 8.92857% or more; or (ii) the Approved Consultant determines and reports, in accordance with Section 6.2(b), the existence of a Major Fuel Deficiency with respect to either Satmex 5 or Satmex 6; provided that the termination right specified in this clause (ii) may be exercised, if at all, no later than ***;

(g)                                                                                                                                 by any of the Sellers, the Company or Bidder in the event that, within 17 days after the Execution Date, the requisite consents under the First Priority Indenture and the Second Priority Indenture to permit the making of the Debt Offers by the Company shall not have been received and Lockup Agreements have not been executed by holders of at least a majority of the aggregate outstanding principal amount of each of the First Priority Notes and the Second Priority Notes;

(h)                                                                                                                           by Bidder, in the event that, within five days after the date on which the requisite consents under the First Priority Indenture and the Second Priority Indenture to permit the making of the Debt Offers by the Company have been received and Lockup Agreements have been executed by holders of at least a majority of the aggregate outstanding principal amount of each of the First Priority Notes and the Second Priority Notes, any of the documents evidencing the approvals identified in Section 7.1(c)(i) or Section 7.1(c)(iv) have not been duly obtained or waived in form and substance reasonably satisfactory to the Buyers;

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(i)                                                                                                                               by any of the Sellers, the Company or Bidder, in the event that, on or after the date that is 20 Business Days after the documents evidencing the approvals identified in Section 7.1(c)(i) or Section 7.1(c)(iv) have been duly obtained or waived in form and substance reasonably satisfactory to Bidder (the “Determination Date”), Total Cash to be Made Available by the Buyers is less than the sum of (i) the Tender Price, (ii) the Redemption Amount and (iii) the Approved Equity Sale Price.  For purposes of this Section 8.1(i):

(A)                              the Tender Price shall be determined based on the aggregate amount to be paid for all First Priority Notes and Second Priority Notes (1) that have been validly tendered in the Debt Offers and are not subject to withdrawal rights or (2) for which Lockup Agreements have been executed, in each case as of the Determination Date, provided that if the Minimum Condition in the First Priority Debt Offer or Second Priority Debt Offer is not satisfied on the Determination Date and a waiver of such Minimum Condition has not been approved by at least two of the Series B Directors or any other party that is required to approve any such waiver pursuant to the terms of any Lockup Agreement or the estatutos sociales (by-laws) of the Company, subclause (2) of the first sentence of this clause (A), rather than subclause (1) of such sentence, shall be applicable to the First Priority Notes or Second Priority Notes, as applicable;

(B) the Redemption Amount shall be determined on the basis that the Closing Date occurs 20 days after the Determination Date (the “Projected Closing Date”) with the redemption date occurring two Business Days after the Projected Closing Date; and

(C)                                the Total Cash to be Made Available by the Buyers shall be determined assuming that:

(1)                                  Available Cash is equal to:

(I)                                    the aggregate amount of cash and cash equivalents of the Company, on a consolidated basis, as of the close of business on the Business Day preceding the Determination Date, including, without limitation, Subsidiary Cash; plus

(II)                                any amounts paid to a vendor in connection with the entry into or performance under the Satellite Construction ATP, in accordance with Section 7.3(i), on or prior to the close of business on the Business Day preceding the Determination Date; plus

(III)                            any amounts paid to a vendor in connection with the entry into or performance under the Satellite Construction Agreement, in accordance with Section 7.3(i), on or prior to the close of business on the Business Day preceding the Determination

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Date; minus

(IV)                            the amount of the Professional Services Fees (determined based upon invoices of each of the Persons listed on Schedule 6.22 submitted on the Business Day preceding the Determination Date setting forth (x) fees incurred for services rendered through the close of business on the day two Business Days prior to the Determination Date, and (y) a reasonable estimate of the fees for all services to be rendered through the Projected Closing Date); minus

(V)                                the amount of any insurance proceeds received by the Company or any of its Subsidiaries between the date of the Balance Sheet and the Determination Date; minus

(VI)                            an amount equal to the sum of the amounts set forth on Schedule 4.11(d), as may be updated prior to the Determination Date, that remain unpaid as of the close of business on the Business Day preceding the Determination Date; minus

(VII)                        any Satellite Termination Fees received by the Company on or before the Business Day preceding the Determination Date; minus

(VIII)                    the amount of any proceeds received by the Company or any of its Subsidiaries from the sale or lease of Solidaridad 2 prior to the Determination Date; minus

(IX)                           payments reasonably estimated by the Company to be made by the Company (x) to vendors (other than payments in connection with the entry into or performance under the Satellite Construction ATP or the Satellite Construction Agreement), (y) for Taxes and (z) for employee salaries, in each case in the period after the Determination Date and up to  the Projected Closing Date; and plus

(X)                               payments reasonably estimated by the Company to be received from the Company’s customers in the period between the Determination Date and the Projected Closing Date,

(2)                                  Adjusted Working Capital is determined as of the close of business on the Business Day preceding the Determination Date,

(3)                                  all calculations under clauses (iv) and (v) of “Total Cash to be Made Available by the Buyers” shall be made as of the close of business on the Business Day preceding the Determination Date, and

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(4)                                  clause (vii) of the definition of “Total Cash to be Made Available by the Buyers” is equal to half of the amount of any proceeds of any sale or lease of Solidaridad 2 received by the Company prior to the Determination Date or to be received by it pursuant to binding commitments on or prior to the Projected Closing Date (in either case, net of Taxes required to be paid or accrued as a liability under GAAP, as a consequence of such sale or lease, taking into consideration any available tax credits or deductions);

(j)                                                                                                                               by Bidder in the event that the Company has not entered into: (i) the Satellite Construction ATP, in a form acceptable to Bidder in Bidder’s sole and absolute discretion, by March 16, 2010; or (ii) the Satellite Construction Agreement, in a form acceptable to Bidder in Bidder’s sole and absolute discretion, within 60 days of the Execution Date; and

(k)                                                                                                                            by the Sellers or the Company, if by 30 days after the Execution Date, Bidder shall have failed to have caused the MXJV to deliver a Joinder Agreement executed by the MXJV; provided that such termination right shall expire if not exercised by 35 days after the Execution Date.

The party seeking to terminate this Agreement pursuant to this Section 8.1 (other than Section 8.1(a)) shall give prompt written notice of such termination to the other parties.

Section 8.2                                                  Effect of Termination.

(a)                                                                                                                                  In the event that this Agreement is terminated pursuant to Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party except (i) to the extent that any payment obligation arises under any of  Sections 8.2(b), 8.3(a), 8.3(b), 8.3(e) and 8.3(f), (ii) for the provisions of Sections 3.6 and 5.7 relating to broker’s fees and finder’s fees, Section 6.10 relating to confidentiality, Section 6.12 relating to public announcements, Article IX, General Provisions, and this Section 8.2 and (iii) that nothing herein shall relieve any party from liability for any willful breach by such party of this Agreement or any agreement made as of the date hereof or subsequent thereto pursuant to this Agreement.

(b)                                                                                                                                 In the event of a termination of this Agreement pursuant to Sections 8.1(b)(ii) (due to a willful breach of a covenant by a Seller or the Company), 8.1(g), 8.1(h), 8.1(i) or 8.1(j)(ii), the Company shall reimburse the Buyers for the amount of their reasonable, documented out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorneys’ fees, investment bankers’ fees (including any fees specifically payable in connection with the termination of this Agreement), accountants’ fees and travel expenses up to a maximum of $3,000,000.  Payments made by the Company pursuant to this Section 8.2(b) along with any payment(s) that may become due pursuant to Section 8.3(a) or Section 8.3(b) shall be the sole and exclusive remedy of the Buyers for damages against the Sellers, the Company and any of the Company’s Subsidiaries with respect to such

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

termination or any breach, other than a willful breach, of any covenant or agreement giving rise to such reimbursement.

Section 8.3                                                  Termination Fee In the event that this Agreement is terminated (i) by Bidder pursuant to Section 8.1(b)(ii) due to a willful breach of a covenant by a Seller or the Company or (ii) pursuant to Section 8.1(g) or Section 8.1(h), and: (A) within 12 months after the date of such termination, any of the Sellers, the Company or a Subsidiary of the Company consummates a transaction constituting a Change of Control Transaction under clause (i) of the definition thereof (or enters into a definitive agreement with respect thereto); or (B) within 18 months after the date of such termination, any of the Sellers, the Company or a Subsidiary of the Company consummates an Internal Restructuring that does not constitute a Change of Control Transaction and thereafter, within such 18-month period, consummates a transaction constituting a Change of Control Transaction under clause (i) of the definition thereof (or enters into a definitive agreement with respect thereto) with a Satellite Operator that is a Noteholder (or an Affiliate of such Noteholder), then in any such case, the Company shall pay to Bidder, on the date of consummation of such Change of Control Transaction, by wire transfer of immediately available funds to an account designated by Bidder, $9,630,000.  For clarity and the avoidance of doubt, the Company’s obligation, if any, to pay such $9,630,000 is in addition to the Company’s obligation, if any, to pay expenses pursuant to Section 8.2(b) above.

(b)                                                                                                                           In the event that this Agreement is terminated (i) by Bidder pursuant to Section 8.1(b)(ii) due to a willful breach of a covenant by a Seller or the Company or (ii) pursuant to Section 8.1(g) or Section 8.1(h) and, in either case, within 12 months after the date of such termination, any of the Sellers, the Company or a Subsidiary of the Company consummates a transaction constituting a Change of Control Transaction under clause (ii) or (iii) of the definition thereof (or enters into a definitive agreement with respect thereto), then the Company shall pay to Bidder, on the date of consummation of such Change of Control Transaction, by wire transfer of immediately available funds to an account designated by Bidder, $6,370,000.  For clarity and the avoidance of doubt, the Company’s obligation, if any, to pay such $6,370,000 is in addition to the Company’s obligation, if any, to pay expenses pursuant to Section 8.2(b) above.

(c)                                                                                                                            Only one fee shall be payable under any of Section 8.3(a) or Section 8.3(b), if at all; provided, however, that if a fee becomes due under Section 8.3(b) and a subsequent transaction is consummated (or a definitive agreement related thereto is entered into) that gives rise to a payment obligation under Section 8.3(a), then the Company shall be obligated to pay the amount due under Section 8.3(a) but only after deducting the amount that previously became due (and was actually paid) under Section 8.3(b).

(d)                                                                                                                           The provisions of Sections 8.3(a) and (b) shall not apply in the event that any of the Sellers, the Company or a Subsidiary of the Company consummates a transaction (or enters into a definitive agreement with respect thereto) in which (i) the aggregate purchase price in or value of the transaction is less than $267,000,000 and (ii) the definitive agreement with respect to such transaction is entered into following a Partial

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Loss resulting in a reduction in Available Satellite Operational Capability as follows:  (A) with respect to Satmex 5, any reduction; or (B) with respect to Satmex 6, a reduction of 8.92857% or more.

(e)                                                                                                                            In the event that this Agreement is terminated pursuant to Section 8.1(k), then Bidder shall pay to the Company the sum of $1,000,000.

(f)                                                                                                                              In the event that this Agreement is terminated pursuant to Section 8.1(d), where such termination is solely the result of Bidder’s failure to cause the MXJV to sign the Joinder Agreement or to otherwise have a MXJV Partner or alternate MXJV sign the Joinder Agreement, then Bidder shall pay to the Company the sum of $2,000,000.

(g)                                                                                                                           Payments made by the Company pursuant to Section 8.3(a) or Section 8.3(b) shall be the sole and exclusive remedy of the Buyers for damages against the Sellers, the Company and any of the Company’s Subsidiaries with respect to such termination or any breach of any covenant or agreement giving rise to such payment.  Payments made by Bidder pursuant to Section 8.3(e) or Section 8.3(f) shall be the sole and exclusive remedy of the Sellers and the Company for damages against Bidder with respect to such termination or any breach of any covenant or agreement giving rise to such payment.

ARTICLE IX
GENERAL PROVISIONS

Section 9.1                                      Nonsurvival of Representations, Warranties and Covenants The respective representations, warranties and covenants of the Seller, the Company and the Buyers contained in this Agreement and any certificate delivered pursuant hereto shall terminate at, and not survive, the Closing; provided, that this Section 9.1 shall not limit any covenant or agreement of the parties that by its terms requires performance after the Closing.

Section 9.2                                      Fees and Expenses Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Agreement or any ancillary agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated.  Simultaneously with or prior to the Closing, the Company may use any cash or cash equivalents of the Company or its Subsidiaries, other than the Subsidiary Cash, to pay any such fees or expenses of the Company or its Subsidiaries so long as the payment of such fees or expenses is or will be accounted for in the notice of Available Cash provided to the Buyers pursuant to Section 2.2(d).  In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by the other.

Section 9.3                                      Amendment and Modification This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed by a duly authorized officer on behalf of each party (which in the case of the Company, with respect to the Debt Offers, will require the Requisite Series B Consent).

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 9.4                                      Waiver No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.  Any agreement on the part of any party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party (which in the case of the Company, with respect to the Debt Offers, will require the Requisite Series B Consent).

Section 9.5                                      Notices All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Company prior to the Closing, to:

Satélites Mexicanos, S.A. de C.V.
Avenida Paseo de la Reforma No. 222, pisos 20 y 21
Col. Juárez
México, D.F., 06600
Attention:  ***
Facsimile:  ***

with a copy (which shall not constitute notice) to:

Satélites Mexicanos, S.A. de C.V.
Avenida Paseo de la Reforma No. 222, pisos 20 y 21
Col. Juárez
México, D.F., 06600
Attention:  ***
Facsimile: ***

if to the Company after the Closing, to:

Satélites Mexicanos, S.A. de C.V.
c/o EchoStar Corporation
100 Inverness Terrace East
Englewood, Colorado 80112
Attention:  ***
Facsimile:  ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

with a copy (which shall not constitute notice) to:

EchoStar Corporation
100 Inverness Terrace East
Englewood, Colorado 80112
Attention:  General Counsel
Facsimile:  ***

if to DBM, to:

Deutsche Bank México, S.A., Institución de Banca Múltiple,
División Fiduciaria
Blvd. Manuel Avila Camacho 40 Piso 17
Col. Lomas de Chapultepec, Cp. 11000, Distrito Federal, Mexico
Attention:  ***
Facsimile:  ***

if to FN, to:

Insurgentes Sur 1971
Torre IV, Piso 6,
Col. Guadalupe Inn,
01020 México, D.F
Attention:  ***
Facsimile:  ***

if to Bidder, to:

EchoStar Satellite Acquisition L.L.C.
100 Inverness Terrace East
Englewood, Colorado 80112
Attention:  ***
Facsimile:  ***

with a copy (which shall not constitute notice) to:

EchoStar Satellite Acquisition L.L.C.
100 Inverness Terrace East
Englewood, Colorado 80112
Attention:  General Counsel
Facsimile:  ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

if to the Bidder Guarantor, to:

EchoStar Corporation
100 Inverness Terrace East
Englewood, Colorado 80112
Attention:  ***
Facsimile:  ***

with a copy (which shall not constitute notice) to:

EchoStar Corporation
100 Inverness Terrace East
Englewood, Colorado 80112
Attention:  General Counsel
Facsimile:  ***

Section 9.6                                      Interpretation.  When a reference is made in this Agreement to a Section, Article, Schedule, Annex or Exhibit such reference shall be to a Section, Article, Schedule, Annex or Exhibit of this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement or in any Exhibit are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.  Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein.  The word “including” and words of similar import when used in this Agreement shall mean “including, without limitation”, unless otherwise specified and the phrase “in the ordinary course” or “in the ordinary course of business” shall mean “in the ordinary course of business consistent with past practice”.  Each of the parties hereto (a) acknowledges that Bidder’s rights to exercise its sole and absolute discretion in Section 7.3(i) and Section 8.1(j) are an integral part of the transactions contemplated by this Agreement and that without such rights the parties hereto would not enter into this Agreement, and (b) agrees not to challenge the validity, legality or enforceability of such rights.

Section 9.7                                      Entire Agreement This Agreement (including the Exhibits, Annexes and Schedules hereto) constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.  This Agreement shall not be deemed to contain or imply any restriction, covenant, representation, warranty, agreement or undertaking of any party with respect to the transactions contemplated hereby other than those expressly set forth herein or therein or in any document required to be delivered hereunder or thereunder, and none shall be deemed to exist or be inferred with respect to the subject matter hereof.  The sole and exclusive remedies for any breach of the terms and provisions of this Agreement (including any representations and warranties set forth herein, made in connection herewith or as an inducement to enter into this Agreement) or any claim or cause of action

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

otherwise arising out of or related to the sale and purchase of the Shares shall be those remedies available at law or in equity for breach of contract only and the parties hereby agree that no party hereto shall have any remedies or cause of action (whether in contract or in tort) for any statements, communications, disclosures, failures to disclose, representations or warranties not set forth in this Agreement.  Notwithstanding any oral agreement or course of action of the parties or their Representatives to the contrary, no party to this Agreement shall be under any legal obligation to enter into or complete the transactions contemplated hereby unless and until this Agreement shall have been executed and delivered by each of the parties.

Section 9.8                                      No Third-Party Beneficiaries Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement, except as provided in Section 6.13 and Section 6.15.

Section 9.9                                      Governing Law This Agreement and all disputes or controversies (whether in contract or tort) arising out of or relating to this Agreement (including the negotiation, execution or performance of this Agreement), the transactions contemplated hereby or any representation or warranty made in or in connection with this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the Laws of ***, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of laws principles.

Section 9.10                                Arbitration.  In the event any dispute (“Dispute”) arises regarding or pertaining to the validity, intention or interpretation, execution or compliance of this Agreement, including, without limitation, regarding the computation of Total Cash to be Made Available to the Buyers, the parties to this Agreement will, in good faith, use their reasonable best efforts to settle such Dispute.  If, within the 60 calendar days following the date in which one of the parties gives notice to the other of the existence of a Dispute, such Dispute has not been finally resolved in writing to the mutual satisfaction of the parties to this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees to submit such Dispute, for itself and its property, to be fully and finally resolved by arbitration.  Such arbitration shall be conducted in ***, in the English language, pursuant to the Arbitration Rules of the International Chamber of Commerce then in effect (the “ICC Rules”) by a panel of three arbitrators, one designated by the Sellers, one designated by Bidder, and the third, who shall act as chairman, designated by the other two arbitrators so appointed.  In the event that the first two arbitrators fail to appoint the third arbitrator within 30 days after their selection, such third arbitrator shall be appointed pursuant to the ICC Rules.  The arbitration panel shall, in respect of any Dispute submitted thereto grant an award, strictly grounded in law, not later than the end of the ninth calendar month after the month in which such Dispute is submitted to arbitration.  The award of the arbitration panel will be final and binding on the parties to this Agreement and such award may be entered in any court having jurisdiction for its enforcement, and the parties to this Agreement hereby expressly submit to the jurisdiction of said court.  The fees and expenses of the arbitration panel shall be borne equally by the parties to this Agreement; provided, however, each such party shall be solely responsible for all fees and expenses of counsel retained by such party in connection with any such arbitration.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Section 9.11                                U.S. Export Control Laws The parties acknowledge and agree that the assets and properties, technical information, and any accompanying technology provided under this Agreement are subject to export controls under the Laws and regulations of the United States.  Each party shall comply with such Laws and regulations and agrees not to export, re-export, or otherwise transfer such services or items to foreign persons (including foreign national employees) without first obtaining all required United States authorizations or licenses.

Section 9.12                                Disclosure Generally Notwithstanding anything to the contrary contained in the Disclosure Schedules or in this Agreement, the information and disclosures contained in any Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Disclosure Schedule as though fully set forth in such Disclosure Schedule for which applicability of such information and disclosure is reasonably apparent on its face.  The fact that any item of information is disclosed in any Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement.  Such information and the dollar thresholds set forth herein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar terms in this Agreement.

Section 9.13                                Personal Liability This Agreement shall not create or be deemed to create or permit any personal liability or obligation (whether in contract or tort) on the part of any direct or indirect shareholder of the Sellers, the Company or the Buyers or any officer, director, employee, Representative or investor of any party hereto, including, without limitation, liability for any alleged non-disclosure or misrepresentations made by any such Person.

Section 9.14                                Assignment; Successors Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, (a) by either Seller without the express prior written consent of the Buyers and, after the Closing, the Company, (b) by the Company without the express written consent of, prior to the Closing, the Buyers, and, after the Closing, the Sellers, (c) by either Buyer without the express written consent of the Sellers, the Bidder Guarantor and, prior to the Closing, the Company, and any such assignment without such prior written consent shall be null and void; provided, however, that the Buyers may assign this Agreement to any Affiliate of the Buyers without the prior consent of the Sellers or the Company; provided further, that either Seller may assign any of its rights under this Agreement, including the right to receive the Equity Purchase Price, to one or more Affiliates of such Seller without the consent of the Buyers or the Company; provided still further, that no assignment shall limit the assignor’s obligations hereunder.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 9.15                                Currency All references to “dollars” or “$” or “US$” in this Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement.

Section 9.16                                Severability Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein, as long as the remaining provisions, taken together, are sufficient to carry out the overall intentions of the parties as evidenced hereby.

Section 9.17                                Counterparts This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 9.18                                Facsimile Signature This Agreement may be executed by facsimile signature or by e-mail delivery of a “.pdf” format data file and a facsimile or “.pdf” signature shall constitute an original for all purposes, provided that corresponding originals are duly delivered and exchanged by the parties on or before the Closing Date.

Section 9.19                                Time of Essence Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.

Section 9.20                                No Presumption Against Drafting Party Each of the Buyers, the Sellers and the Company acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement.  Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

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IN WITNESS WHEREOF, the Sellers, the Company and Buyers and, for purposes of Section 6.21 only, the Bidder Guarantor, have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria solely and exclusively as trustee in the Irrevocable Administration Trust Agreement No. F/589

By:
Name: Alonso Rojas Dingler
Title: Trustee Delegate

Nacional Financiera, S.N.C., Institución de Banca de Desarrollo, Dirección Fiduciaria as trustee in the Irrevocable Administration Trust Agreement No. 80501

By:
Name:
Title:

Satélites Mexicanos, S.A. de C.V.

By:
Name: Patricio E. Northland
Title: Director General

EchoStar Satellite Acquisition L.L.C.

By:
Name:
Title:

[Signature page to Stock Purchase Agreement]

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And for purposes of Section 6.21 only:

EchoStar Corporation

By:
Name:
Title:

[Signature page to Stock Purchase Agreement]

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EXHIBIT A

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EXHIBIT B

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EXHIBIT C

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EXHIBIT D

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EXHIBIT E

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EXHIBIT F

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EXHIBIT G

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EXHIBIT H

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ANNEX A

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ANNEX B

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ANNEX C

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EXECUTION VERSION

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SCHEDULES

to

STOCK PURCHASE AGREEMENT

among

Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, solely and exclusively as trustee in the
Irrevocable Administration Trust Agreement No. F/589

and

Nacional Financiera, S.N.C., Institución de Banca de Desarrollo, Dirección Fiduciaria,
solely and exclusively as trustee in the
Irrevocable Administration Trust Agreement No. 80501

as the Sellers,

Satélites Mexicanos, S.A. de C.V.,

as the Company,

EchoStar Satellite Acquisition L.L.C.,

as Bidder

and

EchoStar Corporation,

for the purposes of Section 6.21 only,

as the Bidder Guarantor

Dated as of February 25, 2010

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

These Schedules are being delivered pursuant to, and form part of, that certain Stock Purchase Agreement, dated as of February 25, 2010 by and among Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, solely and exclusively as trustee in the Irrevocable Administration Trust Agreement No. F/589 dated November 28, 2006 (the “DBM Trust”), and Nacional Financiera, S.N.C., Institución de Banca de Desarrollo, Dirección Fiduciaria, solely and exclusively as trustee in the Irrevocable Administration Trust Agreement No. 80501 dated November 28, 2006, as the Sellers, Satélites Mexicanos, S.A. de C.V., a Sociedad Anónima de Capital Variable, as the Company, and EchoStar Satellite Acquisition L.L.C., a limited liability company organized under the Laws of Colorado and EchoStar Corporation, a Nevada corporation, for the purposes of Section 6.21 only, as the Bidder Guarantor (the “Agreement”).  Any capitalized terms used but not defined herein which are defined in the Agreement shall have the meanings set forth in the Agreement, unless the context otherwise requires.

Descriptive headings in these Schedules are inserted for reference purposes and for convenience of the reader only.  Terms defined in the Agreement are used with the same meaning in these Schedules.  The representations and warranties of the Sellers in Article III, the Company in Article IV, and the covenants of the Sellers and the Company in Article VI of the Agreement are made and given subject to the disclosures in these Schedules.

Notwithstanding anything to the contrary contained in these Schedules or in the Agreement, the information and disclosures contained in any Schedule shall be deemed to be disclosed and incorporated by reference in any other Schedule as though fully set forth in such Schedule for which applicability of such information and disclosure is reasonably apparent on its face.  The fact that any item of information is disclosed in any Schedule shall not be construed to mean that such information is required to be disclosed by the Agreement.  Such information and the dollar thresholds set forth herein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar terms in the Agreement.

Unless the Agreement specifically provides otherwise, the inclusion of any specific item in any Schedule is not intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course, and no party shall use the fact of the setting forth or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any obligation, item or matter not included in any Schedule is or is not in the ordinary course for purposes of the Agreement.

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i

Schedule 1.1

SCHEDULE 2.1

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2

SCHEDULE 3.3

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SCHEDULE 3.4(A)

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SCHEDULE 3.4(B)

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SCHEDULE 3.4(C)

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SCHEDULE 4.1(A)

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SCHEDULE 4.3

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 4.4

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 4.5(B)

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SCHEDULE 4.6(A)

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SCHEDULE 4.6(B)

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SCHEDULE 4.6(C)

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SCHEDULE 4.7(A)

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SCHEDULE 4.7(B)

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SCHEDULE 4.8(B)

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SCHEDULE 4.8(C)

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SCHEDULE 4.9

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SCHEDULE 4.10(A)

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SCHEDULE 4.10(C)

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SCHEDULE 4.11(A)

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SCHEDULE 4.11(B)

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SCHEDULE 4.11(C)

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 4.11(D)

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SCHEDULE 4.11(E)

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SCHEDULE 4.12

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 4.13(B)

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SCHEDULE 4.13(D)

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SCHEDULE 4.14(A)

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 4.15(A)

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 4.15(B)

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 4.15(C)

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SCHEDULE 4.16

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 4.18

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SCHEDULE 4.18(C)

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SCHEDULE 4.22

BOARD OF DIRECTORS

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SCHEDULE 5.5

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SCHEDULE 6.1

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SCHEDULE 6.11(C)

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SCHEDULE 6.13

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 6.22

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SCHEDULE 7.1(B)

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SCHEDULE 7.1(D)

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.